Document and Entity Information (USD $) In Billions, except Share data	4 Months Ended
	May 12, 2011	Jun. 30, 2010	Feb. 22, 2011 Limited Partners [Member]	Feb. 22, 2011 Class B
Document and Entity Information [Abstract]
Entity Registrant Name	BUCKEYE PARTNERS, L.P.
Entity Central Index Key	0000805022
Document Type	8-K
Document Period End Date	May 12, 2011
Amendment Flag	false
Document Fiscal Year Focus	2010
Document Fiscal Period Focus	FY
Current Fiscal Year End Date	--12-31
Entity Well-known Seasoned Issuer	Yes
Entity Voluntary Filers	No
Entity Current Reporting Status	Yes
Entity Filer Category	Large Accelerated Filer
Entity Public Float		$ 2.9
Entity Limited Partner Units Outstanding			80,347,782	6,793,481

Consolidated Statements of Operations (USD $) In Thousands, except Per Share data	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Revenues:
Product sales	$ 2,469,210	$ 1,125,653	$ 1,304,097
Transportation and other services	682,058	644,719	592,555
Total revenue	3,151,268	1,770,372	1,896,652
Costs and expenses:
Cost of product sales and natural gas storage services	2,462,275	1,103,015	1,274,135
Operating expenses	278,245	275,930	281,965
Depreciation and amortization	59,590	54,699	50,834
Asset impairment expense		59,724
General and administrative	50,599	41,147	43,226
Equity plan modification expense	21,058
Reorganization expense		32,057
Total costs and expenses	2,871,767	1,566,572	1,650,160
Operating income	279,501	203,800	246,492
Other income (expense):
Earnings from equity investments	11,363	12,531	7,988
Interest and debt expense	(89,169)	(75,147)	(75,410)
Other income (expense)	(687)	453	1,553
Total other expense	(78,493)	(62,163)	(65,869)
Net income	201,008	141,637	180,623
Less: net income attributable to noncontrolling interests	(157,928)	(92,043)	(154,146)
Net income attributable to Buckeye Partners, L.P.	$ 43,080	$ 49,594	$ 26,477
Earnings per limited partner unit:
Basic	$ 1.66	$ 2.49	$ 1.33
Diluted	$ 1.65	$ 2.49	$ 1.33
Weighted average number of limited partner units outstanding:
Basic	26,016	19,952	19,952
Diluted	26,086	19,952	19,952

Consolidated Statements of Comprehensive Income (USD $) In Thousands	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Consolidated Statements of Comprehensive Income [Abstract]
Net income	$ 201,008	$ 141,637	$ 180,623
Other comprehensive income (loss):
Change in value of derivatives	(14,357)	17,722
Amortization of interest rate swaps	964	961
Amortization of benefit plan costs	(1,149)
Adjustment to funded status of benefit plans	(5,870)
Total other comprehensive loss	(20,412)
Comprehensive income	$ 180,596	$ 141,637	$ 180,623

Consolidated Balance Sheets (USD $) In Thousands	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
Current assets:
Cash and cash equivalents	$ 13,626	$ 37,574
Trade receivables, net	167,274	124,165
Construction and pipeline relocation receivables	6,803	14,095
Inventories	351,605	310,214
Derivative assets	1,634	4,959
Assets held for sale	0	22,000
Prepaid and other current assets	85,689	104,251
Total current assets	626,631	617,258
Property, plant and equipment, net	2,305,884	2,238,321
Equity investments	107,047	96,851
Goodwill	432,124	432,124
Intangible assets, net	44,067	45,157
Other non-current assets	58,463	56,860
Total assets	3,574,216	3,486,571
Current liabilities:
Line of credit	284,300	239,800
Current portion of long-term debt	1,525	6,178
Accounts payable	68,530	56,723
Derivative liabilities	17,285	14,665
Accrued and other current liabilities	144,880	113,474
Total current liabilities	516,520	430,840
Long-term debt	1,519,393	1,500,495
Other non-current liabilities	128,043	102,942
Total liabilities	2,163,956	2,034,277
Commitments and contingent liabilities
Buckeye Partners, L.P. capital:
General Partner (0 and 1,995 units outstanding as of December 31, 2010 and 2009, respectively)	0	7
Limited Partners (71,436,099 and 19,578,684 units outstanding as of December 31, 2010 and 2009 respectively)	1,413,664	236,545
Management (0 and 370,819 units outstanding as of December 31, 2010 and 2009 respectively)	0	3,225
Equity gains on issuance of Buckeye Partners, L.P limited partner units	0	2,557
Accumulated other comprehensive loss	(21,259)	0
Total Buckeye Partners, L.P. capital	1,392,405	242,334
Noncontrolling interests	17,855	1,209,960
Total partners' capital	1,410,260	1,452,294
Total liabilities and partners' capital	$ 3,574,216	$ 3,486,571

Consolidated Balance Sheets (Parenthetical)	Dec. 31, 2010	Dec. 31, 2009
Buckeye Partners, L.P. capital:
General Partner, units outstanding	0	1,995
Limited Partners, units outstanding	71,436,099	19,578,684
Management, units outstanding	0	370,819

Consolidated Statements of Cash Flows (USD $) In Thousands	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Cash flows from operating activities:
Net income	$ 201,008	$ 141,637	$ 180,623
Adjustments to reconcile net income to net cash provided by operating activities:
Value of ESOP shares released	4,745	1,641	2,202
Depreciation and amortization	59,590	54,699	50,834
Asset impairment expense		59,724
Net changes in fair value of derivatives	(45,579)	20,531	(24,228)
Non-cash deferred lease expense	4,235	4,500	4,598
Earnings from equity investments	(11,363)	(12,531)	(7,988)
Distributions from equity investments	14,679	9,660	5,113
Equity plan modification expense	21,058
Amortization of other non-cash items	5,720	8,257	4,643
Change in assets and liabilities, net of amounts related to acquisitions:
Trade receivables	(43,109)	(44,112)	36,060
Construction and pipeline relocation receivables	7,292	7,406	(8,930)
Inventories	9,955	(177,309)	(4,362)
Prepaid and other current assets	16,368	(28,937)	(27,823)
Accounts payable	11,808	14,569	(10,647)
Accrued and other current liabilities	30,416	(1,296)	9,336
Other non-current assets	9,528	(9,916)	9,520
Other non-current liabilities	(3,872)	(861)	(10,394)
Total adjustments from operating activities	91,471	(93,975)	27,934
Net cash provided by operating activities	292,479	47,662	208,557
Cash flows from investing activities:
Capital expenditures	(77,699)	(87,309)	(120,472)
Acquisition of additional interest in equity investment	(13,512)
Contributions to equity investments		(3,870)	(9,880)
Acquisitions, net of cash acquired	(46,915)	(54,443)	(657,643)
Net proceeds (expenditures) for disposal of property, plant and equipment	23,938	1,419	(365)
Proceeds from the sale of Farm & Home retail operations			52,584
Net cash used in investing activities	(114,188)	(144,203)	(735,776)
Cash flows from financing activities:
Net proceeds from issuance of limited partner units		104,632	113,111
Proceeds from exercise of unit options	4,789	3,204	316
Issuance of long-term debt		273,210	298,050
Repayment of long term-debt	(6,178)	(6,294)	(6,289)
Borrowings under credit facility	298,400	317,120	558,554
Repayments under credit facility	(278,400)	(537,387)	(260,288)
Net borrowings (repayments) under BES credit agreement	44,500	143,800	(4,000)
Debt issuance costs	(3,551)	(4,691)	(2,111)
Costs associated with agreement and plan of merger	(16,427)
Distributions paid to noncontrolling partners of Buckeye Partners, L.P	(195,564)	(180,008)	(159,306)
Settlement payment of interest rate swaps			(9,638)
Distributions paid to partners of Buckeye GP Holdings L.P	(49,808)	(40,752)	(34,385)
Net cash provided by (used in) financing activities	(202,239)	72,834	494,014
Net decrease in cash and cash equivalents	(23,948)	(23,707)	(33,205)
Cash and cash equivalents - Beginning of year	37,574	61,281	94,486
Cash and cash equivalents - End of year	$ 13,626	$ 37,574	$ 61,281

Consolidated Statements of Partners' Capital (USD $) In Thousands	General Partner	Limited Partners	Management Units	Equity Gains on Issuance of Buckeye's Limited Partner Units	Accumulated Other Comprehensive Income (Loss)	Noncontrolling Interests	Total
Beginning Balance at Dec. 31, 2007	$ 7	$ 232,928	$ 3,156	$ 2,239	$ 0	$ 1,066,143	$ 1,304,473
Net income		25,981	496			154,146	180,623
Distributions paid to partners of BGH		(33,741)	(644)				(34,385)
Recognition of unit-based compensation charges		1,397	29				1,426
Equity gains on issuance of Buckeye's LP Units				212		(212)
Net proceeds from issuance of Buckeye's LP Units						113,111	113,111
Amortization of Buckeye's unit-based compensation awards						486	486
Exercise of Buckeye's LP Unit options						316	316
Services Company's non-cash ESOP distributions						(5,685)	(5,685)
Acquired noncontrolling interests not previously owned						(1,537)	(1,537)
Distributions paid to noncontrolling interests						(159,306)	(159,306)
Other						(688)	(688)
Ending Balance at Dec. 31, 2008	7	226,565	3,037	2,451	0	1,166,774	1,398,834
Net income		48,668	926			92,043	141,637
Distributions paid to partners of BGH		(39,990)	(762)				(40,752)
Recognition of unit-based compensation charges		1,302	24				1,326
Equity gains on issuance of Buckeye's LP Units				106		(106)
Net proceeds from issuance of Buckeye's LP Units						104,632	104,632
Amortization of Buckeye's unit-based compensation awards						3,079	3,079
Exercise of Buckeye's LP Unit options						3,204	3,204
Services Company's non-cash ESOP distributions						(6,073)	(6,073)
Distributions paid to noncontrolling interests						(180,008)	(180,008)
Change in value of derivatives						17,722	17,722
Amortization of interest rate swaps						961	961
Other						7,732	7,732
Ending Balance at Dec. 31, 2009	7	236,545	3,225	2,557	0	1,209,960	1,452,294
Net income		42,175	905			157,928	201,008
Costs associated with agreement and plan of merger		(6,750)	(128)			(9,549)	(16,427)
Distributions paid to partners of BGH		(48,877)	(931)				(49,808)
Recognition of unit-based compensation charges		21,916	419				22,335
Amortization of Buckeye's unit-based compensation awards		2,163				6,040	8,203
Exercise of Buckeye's LP Unit options		340				4,449	4,789
Services Company's non-cash ESOP distributions						(5,385)	(5,385)
Distributions paid to noncontrolling interests						(195,564)	(195,564)
Amortization of benefit plan costs					(132)	(1,017)	(1,149)
Adjustment to funded status of benefit plans					(5,870)		(5,870)
Change in value of derivatives					23,762	(38,119)	(14,357)
Amortization of interest rate swaps					109	855	964
Noncash accrual for distribution equivalent rights						(936)	(936)
Cancellation of 80,000 LP Units in connection with Merger						3,132	3,132
Other						7,031	7,031
Effect of merger on partners' capital	(7)	1,166,152	(3,490)	(2,557)	(39,128)	(1,120,970)
Ending Balance at Dec. 31, 2010	$ 0	$ 1,413,664	$ 0	$ 0	$ (21,259)	$ 17,855	$ 1,410,260

Consolidated Statements of Partner's Capital (Parenthetical) In Thousands	12 Months Ended
Dec. 31, 2010
Consolidated Statements of Partners' Capital [Abstract]
Number of LP units cancelled	80,000

Organization	12 Months Ended
Dec. 31, 2010
Organization [Abstract]
ORGANIZATION
1. ORGANIZATION
     Buckeye Partners, L.P. is a publicly traded Delaware master limited partnership (“MLP”), the limited partnership units representing limited partner interests (“LP Units”) of which are listed on the New York Stock Exchange (“NYSE”) under the ticker symbol “BPL.” Buckeye GP LLC (“Buckeye GP”) is our general partner. Buckeye GP is a wholly owned subsidiary of Buckeye GP Holdings L.P. (“BGH”), a Delaware limited partnership that was previously publicly traded on the NYSE prior to Buckeye’s merger with BGH (see below for further information). As used in these Notes to Consolidated Financial Statements, “we,” “us,” “our” and “Buckeye” mean Buckeye Partners, L.P. and, where the context requires, includes our subsidiaries.
     We were formed in 1986 and own and operate one of the largest independent refined petroleum products pipeline systems in the United States in terms of volumes delivered with approximately 5,400 miles of pipeline and 69 active products terminals that provide aggregate storage capacity of over 53 million barrels. In 2011, we closed the acquisition of a Bahamian terminal facility with a total installed capacity of approximately 21.6 million barrels (see Note 26). In addition, we operate and maintain approximately 2,600 miles of other pipelines under agreements with major oil and gas, petrochemical and chemical companies, and perform certain engineering and construction management services for third parties. We also own and operate a major natural gas storage facility in northern California, and are a wholesale distributor of refined petroleum products in the United States in areas also served by our pipelines and terminals. We operate and report in five business segments: Pipelines & Terminals; International Operations; Natural Gas Storage; Energy Services; and Development & Logistics. Effective January 1, 2011, we realigned our five business segments. We combined the Pipeline Operations and Terminalling & Storage segments into one segment, the Pipelines & Terminals segment, and moved our terminal in Yabucoa, Puerto Rico, previously included as part of the Terminalling & Storage segment, and the BORCO facility to a new International Operations segment. See Note 23 for a discussion of our business segments.
     On November 19, 2010, we consummated a transaction pursuant to a plan and agreement of merger (the “Merger Agreement”) with our general partner, BGH, BGH’s general partner, BGH GP Holdings, LLC (“BGH GP”), and Grand Ohio, LLC (“Merger Sub”), our subsidiary. Pursuant to the Merger Agreement, Merger Sub was merged into BGH, with BGH as the surviving entity (the “Merger”). In the transaction, the incentive compensation agreement (also referred to as the incentive distribution rights) held by our general partner was cancelled, the general partner units held by our general partner (representing an approximate 0.5% general partner interest in us) were converted to a non-economic general partner interest, all of the economic interest in BGH was acquired by us and BGH unitholders received aggregate consideration of approximately 20.0 million of our LP Units.
     BGH is considered the surviving consolidated entity for accounting purposes, while Buckeye is the surviving consolidated entity for legal and reporting purposes. The Merger was accounted for as an equity transaction. Therefore, changes in BGH’s ownership interest as a result of the Merger did not result in gain or loss recognition. See Note 2 for further information regarding financial statement presentation.
     We incurred  $16.4 million of costs associated with the Merger during the year ended December 31, 2010. We charged these costs directly to partners’ capital.
     Buckeye Pipe Line Services Company (“Services Company”) was formed in 1996 in connection with the establishment of the Buckeye Pipe Line Services Company Employee Stock Ownership Plan (the “ESOP”). At December 31, 2010, Services Company owned approximately 2.1% of our LP Units. Services Company employees provide services to our operating subsidiaries. Pursuant to a services agreement entered into in December 2004, our operating subsidiaries reimburse Services Company for the costs of the services provided by Services Company. Since January 1, 2009, we and our operating subsidiaries have paid for all executive compensation and benefits earned by Buckeye GP’s four highest salaried officers in return for an annual fixed payment from BGH of  $3.6 million, but, following completion of the Merger, BGH’s obligation to make this payment was terminated. Services Company has been consolidated into our financial statements.

Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2010
Summary of Significant Accounting Policies [Abstract]
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
     We adhere to the following significant accounting policies in the preparation of our consolidated financial statements.
Basis of Presentation and Principles of Consolidation
     These consolidated financial statements were originally the financial statements of BGH prior to the effective date of the Merger. The Merger was accounted for as an equity transaction, and as such, changes in BGH’s ownership interest as a result of the Merger did not result in gain or loss recognition. Under applicable accounting guidance, the exchange of BGH’s units for our LP Units was accounted for as a BGH equity issuance and BGH was the surviving entity for accounting purposes. Although BGH was the surviving entity for accounting purposes, Buckeye was the surviving entity for legal purposes; consequently, the name on these financial statements was changed from “Buckeye GP Holdings L.P.” to “Buckeye Partners, L.P.”
     The reconciliation of our net income, as historically reported, to the net income reported in these financial statements is as follows (in thousands):

	Year Ended December 31,
	2009	2008
Net income, as previously reported	$146,900	$189,881
Adjustments:
Depreciation and amortization (1)	4,465	4,465
Costs and expenses (2)	(9,108)	(11,594)
Other (3)	(620)	(2,129)

Net income	$141,637	$180,623

(1)	Represents the amortization of the market value of LP Units issued in August 1997 in connection with the restructuring of Services Company’s ESOP. The market value of those LP Units was $64.2 million, and this amount was recorded as a deferred charge and is being amortized on a straight-line basis over 13.5 years.

(2)	Amounts include payroll and benefits costs, professional fees, certain state franchise taxes, insurance costs and miscellaneous other expenses incurred by BGH.

(3)	Includes interest expense on Services Company’s debt and commitment fees on BGH’s credit facility. See Note 13 for further information.
     Pursuant to the Merger, BGH’s unitholders received a total of approximately 20.0 million of Buckeye’s LP Units in the aggregate in exchange for all outstanding BGH common units and management units. As a result, the number of Buckeye’s LP Units outstanding increased from 51.6 million to 71.4 million. However, for historical reporting purposes, the impact of this change was accounted for as a reverse split of BGH’s units of 0.705 to 1.0, together with the addition of Buckeye’s existing LP Units. Therefore, since BGH was the surviving accounting entity, the weighted average number of LP Units outstanding used for basic and diluted earnings per LP Unit calculations are BGH’s historical weighted average common units outstanding adjusted for the reverse unit split and the addition of Buckeye’s existing LP Units. Amounts reflecting historical BGH unit and per unit amounts included in this report have been restated for the reverse unit split.
     The consolidated financial statements and the accompanying notes are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) and the rules of the U.S. Securities and Exchange Commission (“SEC”). The financial statements include our accounts on a consolidated basis. We have eliminated all intercompany transactions in consolidation. The consolidated financial statements include the accounts of our wholly-owned subsidiaries and the accounts of Services Company on a consolidated basis.
Business Segments
     We operate and report in five business segments: Pipelines & Terminals; International Operations; Natural Gas Storage; Energy Services; and Development & Logistics. See Note 23 for a more detailed discussion of our business segments.
Asset Retirement Obligations
     We regularly assess our legal obligations with respect to estimated retirements of certain of our long-lived assets to determine if an asset retirement obligation (“ARO”) exists. GAAP requires that the fair value of a liability related to the retirement of long-lived assets be recorded at the time a legal obligation is incurred including obligations to perform an asset retirement activity in which the timing or method of settlement are conditional on a future event that may or may not be within the control of the entity. If an ARO is identified and a liability is recorded, a corresponding asset is recorded concurrently and is depreciated over the remaining useful life of the asset. After the initial measurement, the liability is periodically adjusted to reflect changes in the ARO’s fair value. Generally, the fair value of any liability is determined based on estimates and assumptions related to future retirement costs, future inflation rates and credit-adjusted risk-free interest rates.
     Other than assets in the Natural Gas Storage segment, our assets generally consist of underground refined petroleum products pipelines installed along rights-of-way acquired from land owners and related above-ground facilities and terminals that we own. We are unable to predict if and when our pipelines, which generally serve high-population and high-demand markets, will become completely obsolete and require decommissioning. Further, our rights-of-way agreements typically do not require the dismantling and removal of the pipelines and reclamation of the rights-of-way upon permanent removal of the pipelines from service. Accordingly, other than with respect to the Natural Gas Storage segment, we have recorded no liabilities, or corresponding assets, because the future dismantlement and removal dates of the majority of our assets, and the amount of any associated costs, are indeterminable.
     The Natural Gas Storage segment’s pipelines and surface facilities are located on land that is leased. An ARO asset and liability was established due to a requirement in the land leases to remove certain assets in the event that the site is abandoned. The ARO liability will be adjusted prospectively for costs incurred or settled, accretion expense, and any revisions made to the assumptions related to the retirement costs. See Note 8 for further discussion of our AROs.
Capitalization of Interest
     Interest on borrowed funds is capitalized on projects during construction based on the approximate average interest rate of our debt. Interest capitalized for the years ended December 31, 2010, 2009 and 2008 was  $2.5 million,  $3.4 million and  $2.3 million, respectively. The weighted average rates used to capitalize interest on borrowed funds was 4.8%, 5.4% and 5.4% for the years ended December 31, 2010, 2009 and 2008, respectively.
Cash and Cash Equivalents
     Cash equivalents represent all highly marketable securities with original maturities of three months or less. The carrying value of cash equivalents approximates fair value because of the short term nature of these investments.
     Our consolidated statements of cash flows are prepared using the indirect method. The indirect method derives net cash flows from operating activities by adjusting net income to remove (i) the effects of all deferrals of past operating cash receipts and payments, such as changes during the period in inventory, deferred income and similar transactions, (ii) the effects of all accruals of expected future operating cash receipts and cash payments, such as changes during the period in receivables and payables, (iii) the effects of all items classified as investing or financing cash flows, such as gains or losses on sale of property, plant and equipment or extinguishment of debt, and (iv) other non-cash amounts such as depreciation, amortization and changes in the fair market value of derivative instruments.
Comprehensive Income
     Our comprehensive income is determined based on net income adjusted for changes in other comprehensive income from certain of our hedging transactions, related amortization of our pension and post-retirement benefit plan costs and changes in the funded status of our pension and post-retirement benefit plans. Prior to the Merger, our comprehensive income equaled our net income.
Construction and Pipeline Relocation Receivables
     Construction and pipeline relocation receivables represent valid claims against non-affiliated customers for services rendered in constructing or relocating pipelines and are recognized when services are rendered.
Contingencies
     Certain conditions may exist as of the date our consolidated financial statements are issued that may result in a loss to us, but which will only be resolved when one or more future events occur or fail to occur. Our management, with input from legal counsel, assesses such contingent liabilities, and such assessment inherently involves an exercise in judgment. In assessing loss contingencies related to legal proceedings that are pending against us or unasserted claims that may result in proceedings, our management, with input from legal counsel, evaluates the perceived merits of any legal proceedings or unasserted claims as well as the perceived merits of the amount of relief sought or expected to be sought therein.
     If the assessment of a contingency indicates that it is probable that a material loss has been incurred and the amount of liability can be estimated, then the estimated liability would be accrued in our consolidated financial statements. If the assessment indicates that a potentially material loss contingency is not probable but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, together with an estimate of the range of possible loss if determinable and material, is disclosed.
     Loss contingencies considered remote are generally not disclosed unless they involve guarantees, in which case the guarantees would be disclosed.
Cost of Product Sales and Natural Gas Storage Services
     Cost of product sales relates to sales of refined petroleum products, consisting primarily of gasoline, heating oil and diesel fuel, and includes the direct costs of product acquisition as well as the effects of hedges of such product acquisition costs and hedges of fixed-price contracts. In addition, costs related to hub service agreements, which consist of a variety of gas storage services under interruptible storage agreements, for which we will be required to make payment to a third party, are recognized as cost of natural gas storage services. These services principally include park and loan transactions. Parks occur when gas from a third party is injected and stored for a specified period. The third party then is obligated to withdraw its stored gas at a future date. Title to the gas remains with the third party. Loans occur when gas is delivered to a third party in a specified period. The third party then has the obligation to redeliver gas at a future date. Costs related to park and loan transactions for which we are required to make payment are recognized ratably over the term of the agreement.
Debt Issuance Costs
     Costs incurred upon the issuance of our debt instruments are capitalized and amortized over the life of the associated debt instrument on a straight-line basis, which approximates the effective interest method. If the debt instrument is retired before its scheduled maturity date, any remaining issuance costs associated with that debt instrument are expensed in the same period. Deferred debt issuance costs were  $21.6 million and  $18.1 million at December 31, 2010 and 2009, respectively. We incurred approximately  $3.6 million of debt issuance costs during the year ended December 31, 2010 primarily related to the amendment to the Buckeye Energy Services LLC (“BES”) credit agreement (see Note 13). Accumulated amortization was approximately  $10.4 million and  $7.0 million at December 31, 2010 and 2009, respectively.
Derivative Instruments
     We use derivative instruments such as swaps, forwards, futures and other contracts to manage market price risks associated with inventories, firm commitments, interest rates and certain anticipated transactions. We recognize these transactions on our consolidated balance sheet as assets and liabilities based on the instrument’s fair value. Changes in fair value of derivative instrument contracts are recognized in the current period in earnings unless specific hedge accounting criteria are met. If the derivative instrument is designated as a hedging instrument in a fair value hedge, gains and losses incurred on the instrument will be recorded in earnings to offset corresponding losses and gains on the hedged item. If the derivative instrument is designated as a hedging instrument in a cash flow hedge, gains and losses incurred on the instrument are recorded in other comprehensive income. In both cases, any gains or losses incurred on the derivative instrument that are not effective in offsetting changes in fair value or cash flows of the hedged item are recognized immediately in earnings. Gains and losses on cash flow hedges are reclassified from other comprehensive income to earnings when the forecasted transaction occurs or, as appropriate, over the economic life of the underlying asset or liability. A derivative instrument designated as a hedge of an anticipated transaction that is no longer likely to occur is immediately recognized in earnings.
     To qualify as a hedge, the item to be hedged must expose us to risk and we must have an expectation that the related hedging instrument will be effective at reducing or mitigating that exposure. Certain other hedging requirements, such as documentation at inception as discussed below, must also be met.
     Documentation of all hedging relationships is completed at inception and includes a description of the risk-management objective and strategy for undertaking the hedge, identification of the hedging instrument, the hedged item, the nature of the risk being hedged, the method for assessing effectiveness of the hedging instrument in offsetting the hedged risk and the method of measuring any ineffectiveness. This process includes linking all derivative instruments that are designated as fair value or cash flow hedges to specific assets and liabilities on the consolidated balance sheets or to specific firm commitments or forecasted transactions. We also formally assess, both at the hedge’s inception and on an ongoing basis at least quarterly, whether the derivative instruments that are used in designated hedging relationships are highly effective in offsetting changes in fair values or cash flows of hedged items. If it is determined that a derivative instrument is not highly effective as a hedge or that it has ceased to be a highly effective hedge, we discontinue hedge accounting prospectively.
Earnings per LP Unit
     Basic earnings per LP Unit is determined by dividing our net income, after deducting the amount allocated to noncontrolling interests, by the weighted average number of LP Units outstanding for the period. Diluted earnings per LP Unit is calculated the same way except the weighted average LP Units outstanding include any dilutive effect of LP Unit option grants or grants under the 2009 Long-Term Incentive Plan of Buckeye Partners, L.P. (the “LTIP”) (see Note 22).
     Amounts reflecting historical BGH unit and per unit amounts included in this report have been restated for the reverse unit split. Pursuant to the Merger, BGH’s unitholders received a total of approximately 20.0 million of Buckeye’s LP Units in the aggregate in exchange for all outstanding BGH common units and management units. As a result, the number of Buckeye’s LP Units outstanding increased from 51.6 million to 71.4 million. However, for historical reporting purposes, the impact of this change was accounted for as a reverse split of BGH’s units of 0.705 to 1.0, together with the addition of Buckeye’s existing LP Units. Therefore, since BGH was the surviving accounting entity, the weighted average number of LP Units outstanding used for basic and diluted earnings per LP Unit calculations are BGH’s historical weighted average common units outstanding adjusted for the reverse unit split and the addition of Buckeye’s existing LP Units.
Environmental Expenditures
     We accrue for environmental costs that relate to existing conditions caused by past operations, including, in some cases, pre-existing conditions related to acquired assets. Environmental expenditures that relate to current operations are expensed or capitalized as appropriate. Environmental costs include initial site surveys and environmental studies of potentially contaminated sites, costs for remediation and restoration of sites determined to be contaminated and ongoing monitoring costs, as well as damages and other costs, when estimable. We monitor the balance of accrued undiscounted environmental liabilities on a regular basis. We record liabilities for environmental costs at a specific site when our liability for such costs is probable and a reasonable estimate of the associated costs can be made. Adjustments to initial estimates are recorded, from time to time, to reflect changing circumstances and estimates based upon additional information developed in subsequent periods. Estimates of our ultimate liabilities associated with environmental costs are particularly difficult to make with certainty due to the number of variables involved, including the early stage of investigation at certain sites, the lengthy time frames required to complete remediation alternatives available and the evolving nature of environmental laws and regulations. None of our estimated environmental remediation liabilities are discounted to present value since the ultimate amount and timing of cash payments for such liabilities are not readily determinable. Expenditures to mitigate or prevent future environmental contamination are capitalized. We maintain insurance which may cover certain environmental expenditures.
     At December 31, 2010 and 2009, our accrued liabilities for environmental remediation projects totaled  $30.8 million and  $29.9 million, respectively. These amounts were derived from a range of reasonable estimates based upon studies and site surveys. Unanticipated changes in circumstances and/or legal requirements could result in expenses being incurred in future periods in addition to an increase in expenditures required to remediate contamination for which we are responsible.
Equity Investments
     We account for investments in entities in which we do not exercise control, but have significant influence, using the equity method. Under this method, an investment is recorded at acquisition cost plus our equity in undistributed earnings or losses since acquisition, reduced by distributions received and amortization of excess net investment. Excess investment is the amount by which the initial investment exceeds the proportionate share of the book value of the net assets of the investment. We evaluate equity method investments for impairment whenever events or circumstances indicate that there is a loss in value of the investment which is other than temporary. In the event that the loss in value of an investment is other than temporary, we record a charge to earnings to adjust the carrying value to fair value. There were no impairments of our equity investments during the years ended December 31, 2010, 2009 or 2008.
Estimates
     The preparation of consolidated financial statements in conformity with GAAP requires our management to make estimates and assumptions. These estimates and assumptions, which may differ from actual results, will affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements, as well as the reported amounts of revenue and expense during the reporting periods.
Fair Value
     Cash and cash equivalents, trade receivables, net, construction and pipeline relocation receivables, margin deposits, prepaid and other current assets and all current liabilities are reported in the consolidated balance sheets at amounts which approximate fair value due to the relatively short period to maturity of these financial instruments. The fair values of our fixed-rate debt were estimated by observing market trading prices and by comparing the historic market prices of our publicly-issued debt with the market prices of other MLPs’ publicly-issued debt with similar credit ratings and terms. The fair values of our variable-rate debt are their carrying amounts, as the carrying amount reasonably approximates fair value due to the variability of the interest rates. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at a specified measurement date. Our Energy Services segment also has derivative assets and liabilities. These assets and liabilities consist of exchange-traded futures contracts and fixed-price contracts with customers. These assets and liabilities are measured and reported at fair values. We consider the impact of credit valuation adjustments with respect to the fixed-price contracts. See Note 16 for further discussion.
Goodwill
     Goodwill represents the excess of purchase price over fair value of net assets acquired. Our goodwill amounts are assessed for impairment (i) on an annual basis on January 1 of each year or (ii) on an interim basis if circumstances indicate it is more likely than not the fair value of a reporting unit is less than its fair value. Goodwill is tested for impairment at a level of reporting referred to as a reporting unit. A reporting unit is a business segment or one level below a business segment for which discrete financial information is available and regularly reviewed by segment management. Our reporting units are our business segments. A goodwill impairment assessment requires that the estimated fair value of the reporting unit to which the goodwill is assigned be determined and compared to its book value. If the fair value of the reporting unit exceeds its book value including associated goodwill amounts, the goodwill is considered to be unimpaired and no impairment charge is required. If the fair value of the reporting unit is less than its book value including associated goodwill amounts, a charge to earnings is recorded to reduce the carrying value of the goodwill to its implied fair value. We have not recognized any impairment losses related to goodwill for any of the periods presented.
Income Taxes
     For U.S. federal and state income tax purposes, we and each of our subsidiaries, except for Buckeye Development & Logistics I, LLC (“BDL”), are not taxable entities. Accordingly, our taxable income, except for BDL, is generally includable in the U.S. federal and state income tax returns of our individual partners. Buckeye Caribbean Terminals Inc., which was converted to a limited liability company in 2011, is subject to income taxes within the Commonwealth of Puerto Rico.
     Effective August 1, 2004, BDL elected to be treated as a taxable corporation for federal income tax purposes. Accordingly, it has recognized deferred tax assets and liabilities for temporary differences between the amounts of assets and liabilities measured for financial reporting purposes and the amounts measured for federal income tax purposes. Changes in tax legislation are included in the relevant computations in the period in which such changes are effective. Deferred tax assets are reduced by a valuation allowance when the amount of any tax benefit is not expected to be realized. We recorded deferred tax liabilities of  $0.2 million and  $0.4 million as of December 31, 2010 and 2009, respectively, which are recorded in non-current liabilities. As of December 31, 2010 and 2009, our reported amount of net assets for GAAP purposes exceeded our tax basis for allocating taxable income under our partnership agreement.
     Income taxes were benefits of  $0.9 million and  $0.3 million for the years ended December 31, 2010 and 2009, respectively. For the year ended December 31, 2008, income taxes were an expense of  $0.8 million. Income tax benefit/expense is included in operating expenses in the consolidated statements of operations.
     The Puerto Rican entity that we acquired is undergoing an audit of its Puerto Rico income tax returns for the tax years 2002 through 2005. In our purchase price allocation, we recorded a  $17.7 million liability related to the uncertain outcome of the income tax audit with an offsetting indemnification asset from Shell for the same amount. See Note 4 for further discussion.
Intangible Assets
     Intangible assets with finite useful lives are reviewed for impairment when events or changes in circumstances indicate that the carrying amount of such assets may not be recoverable. Intangible assets that have finite useful lives are amortized over their useful lives. See Note 10 for further discussion.
Inventories
     We generally maintain two types of inventory. Within our Energy Services segment, we principally maintain refined petroleum products inventory, which consists primarily of gasoline, heating oil and diesel fuel, which are valued at the lower of cost or market, unless such inventories are hedged.
     We also maintain, principally within our Pipelines & Terminals segment, an inventory of materials and supplies such as pipes, valves, pumps, electrical/electronic components, drag reducing agent and other miscellaneous items that are valued at the lower of cost or market based on the weighted-average cost method (see Note 6).
Long-Lived Assets
     We assess the recoverability of our long-lived assets whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. We assess recoverability based on estimated undiscounted future cash flows expected to result from the use of the asset and its eventual disposal. The measurement of an impairment loss, if recognition of any loss is required, is based on the difference between the carrying amount and fair value of the asset. During the year ended December 31, 2009, we recorded a non-cash charge of  $59.7 million related to an asset impairment (see Note 8).
Net Income Allocation
     For periods prior to the Merger, net income allocated to noncontrolling interests was determined by deducting Buckeye GP’s allocated share of Buckeye’s net income for the period from Buckeye’s net income. Buckeye GP’s allocated share of Buckeye’s net income was determined by Buckeye’s partnership agreement. Buckeye allocated net income to its limited partners and its general partner based upon their ownership interests in Buckeye. Buckeye first allocated net income to its general partner based on the incentive distributions paid during the current quarter. After the allocation of the incentive distribution interests, the general partner and limited partners shared in the remaining income or loss based upon their proportionate interests in Buckeye. Following the Merger, we allocate a portion of our net income to noncontrolling interests related to Services Company and third-party owners of Sabina Pipeline (“Sabina”) and WesPac Pipelines — Memphis LLC (“WesPac Memphis”) and a majority of our net income to our limited partners.
Noncontrolling Interests
     The consolidated balance sheets include noncontrolling interests that relate primarily to the Services Company and the portions of Sabina and WesPac Memphis that are not owned by Buckeye. Similarly, the consolidated statements of operations include noncontrolling interests that reflect amounts not attributable to Buckeye. Prior to the Merger, noncontrolling interests reported by BGH also included equity interests in Buckeye that were not owned by BGH.
Pensions
     Services Company sponsors a defined contribution plan (see Note 17), defined benefit plans (see Note 17) and the ESOP (see Note 19) that provide retirement benefits to certain regular full-time employees. Certain hourly employees of Services Company are covered by a defined contribution plan under a union agreement (see Note 17). These plans are included in our consolidated financial statements because we are a guarantor of these obligations.
Postretirement Benefits Other Than Pensions
     Services Company provides post-retirement health care and life insurance benefits for certain of its retirees. Certain other retired employees are covered by a health and welfare plan under a union agreement (see Note 17). This plan is included in our consolidated financial statements because we are a guarantor of these obligations.
Property, Plant and Equipment
     We record property, plant and equipment at its original acquisition cost. Property, plant and equipment consist primarily of pipelines, wells, storage and terminal facilities, pad gas and pumping and compression equipment. Depreciation on pipelines and terminals is generally calculated using the straight-line method over the estimated useful lives ranging from 44 to 50 years. Plant and equipment associated with natural gas storage is generally depreciated over 44 years, except for pad gas. The Natural Gas Storage segment maintains a level of natural gas in its underground storage facility generally known as pad gas, which is not routinely cycled but, instead, serves the function of maintaining the necessary pressure to allow routine injection and withdrawal to meet demand. The pad gas is considered to be a component of the facility and as such is not depreciated because it is expected to ultimately be recovered and sold. Other plant and equipment is generally depreciated on a straight-line basis over an estimated life of 5 to 50 years.
     Additions to property, plant and equipment, including major replacements or betterments, are recorded at cost. We charge maintenance and repairs to expense in the period incurred. The cost of property, plant and equipment sold or retired and the related depreciation, except for certain pipeline system assets, are removed from our consolidated balance sheet in the period of sale or disposition, and any resulting gain or loss is included in earnings. For our pipeline system assets, we generally charge the original cost of property sold or retired to accumulated depreciation and amortization, net of salvage and cost of removal. When a separately identifiable group of assets, such as a stand-alone pipeline system is sold, we will recognize a gain or loss in our consolidated statements of operations for the difference between the cash received and the net book value of the assets sold.
     The following table represents the depreciation life for the major components of our assets:

Life in Years
Right of way	44-50
Line pipe and fittings	44-50
Buildings	50
Wells	44
Pumping and compression equipment	44-50
Oil tanks	50
Office furniture and equipment	18
Vehicles and other work equipment	11
Servers and software	5
Recent Accounting Developments
     Fair Value Measurements. In January 2010, the Financial Accounting Standards Board (“FASB”) issued guidance that requires new disclosures related to fair value measurements. The new guidance requires expanded disclosures related to transfers between Level 1 and 2 activities and a gross presentation for Level 3 activity. The new accounting guidance is effective for fiscal years and interim periods beginning after December 15, 2009, except for the new disclosures related to Level 3 activities, which are effective for fiscal years beginning after December 15, 2010 and for interim periods within those years. The new guidance became effective for us on January 1, 2010, except for the new disclosures related to Level 3 activities, which will be effective for us on January 1, 2011. We have included the enhanced disclosure requirements regarding fair value measurements in Note 16.
     Health Care Reform Acts. In April 2010, the FASB issued guidance that addresses changes in accounting for income taxes resulting from the Health Care and Education Reconciliation Act of 2010 and the Patient Protection and Affordable Care Act. We adopted the new guidance as of its effective date, April 14, 2010. The adoption of this new guidance did not have a material impact on our consolidated financial statements.
     Intangibles, Goodwill and Other. In December 2010, the FASB issued guidance that amended the goodwill impairment test for reporting units with zero or negative carrying amounts. The objective of this new guidance is to address questions about entities with reporting units with zero or negative carrying amounts because some entities concluded that the first step of the goodwill impairment test is passed in those circumstances because the fair value of their reporting unit will generally be greater than zero. The new guidance is effective for fiscal years and interim periods, within those years, beginning after December 15, 2010. We do not expect that the adoption of this guidance will have an impact on our consolidated financial statements.
     Business Combinations. In December 2010, the FASB issued guidance that clarifies disclosures related to pro forma information for business combinations that occurred in the current period. The amendments specify that if an entity presents comparative financial statements, the entity should disclose revenue and earnings of the combined entity as though the business combination(s) that occurred during the current year had occurred as of the beginning of the comparable prior annual reporting period only. The amendments also expand the supplemental pro forma disclosures to include a description of the nature and amount of material, nonrecurring pro forma adjustments directly attributable to the business combination included in the reported pro forma revenue and earnings. The new guidance is effective prospectively for business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2010. Early adoption is permitted. We are currently evaluating the impact the adoption of this guidance will have on our consolidated financial statements or disclosures.
Regulatory Reporting
     The majority of our refined petroleum products pipelines are subject to regulation by the Federal Energy Regulatory Commission (“FERC”), which prescribes certain accounting principles and practices for the annual Form 6 Report filed with the FERC that differ from those used in these consolidated financial statements. Reports to FERC differ from the consolidated financial statements, which have been prepared in accordance with GAAP, generally in that such reports calculate depreciation over estimated useful lives of the assets as prescribed by FERC.
Revenue Recognition
     Pipelines & Terminals segment. Revenues from pipeline tariffs and fees are associated with the transportation of refined petroleum products at published tariffs as well as revenues associated with line leases for committed capacity on a particular system that may or may not be utilized. Tariff revenues are recognized either at the point of delivery or at the point of receipt, pursuant to specifications outlined in the respective regulated and non-regulated tariffs. Revenues associated with line leases are recognized ratably over the respective lease terms, regardless of whether the capacity is actually utilized, and are subject to take or pay arrangements. All pipeline tariff and fee revenues are based on actual volumes and rates. As is common in the industry, our tariffs incorporate loss allocation or loss allowance factors that are intended to, among other things, offset losses due to evaporation, measurement and other losses in transit. We value the variance of allowance volumes to actual losses at the estimated net realizable value at the time the variance occurred, and the result is recorded as either an increase or decrease to transportation and other service revenues. In addition, we have certain agreements that require counterparties to ship a minimum volume over an agreed-upon period. Revenue pursuant to such agreements is recognized at the earlier of when the volume is shipped or when the counterparty’s ability to make up the minimum volume has expired.
     Revenues from terminalling, storage and rental operations are recognized as the services are performed. Storage and terminalling revenues include storage fees that are generated when we lease storage capacity and terminalling fees, or throughput fees, that are generated when we receive refined petroleum products from one connecting pipeline and redeliver such products to another connecting carrier or to customers through a truck-loading rack. We generate revenue through a combination of month-to-month and multi-year storage capacity leases and terminalling service arrangements. Storage fees resulting from short-term and long-term contracts are typically recognized in revenue ratably over the term of the contract, regardless of the actual storage capacity utilized. Terminalling fees are recognized as the refined petroleum product exits the terminal and is delivered to a connecting carrier, third-party terminal or a customer through a truck-loading rack. In addition, we have certain agreements that require counterparties to throughput a minimum volume over an agreed-upon period. Revenue pursuant to such agreements is recognized at the earlier of when the volume exits the terminal or when the counterparty’s ability to make up the minimum volume has expired.
     International Operations segment. Revenues from terminalling, storage and rental operations at our Yabucoa, Puerto Rico terminal are recognized as the services are performed as discussed above.
     Natural Gas Storage segment. Revenue from natural gas storage, which consists of demand charges, or lease revenues, for the reservation of storage space under firm storage agreements, is recognized over the term of the related storage agreement. The demand charge entitles the customer to a fixed amount of storage space and certain injection and withdrawal rights. Title to the stored gas remains with the customer. Revenues from hub services, which consist of a variety of other gas storage services under interruptible storage agreements, are recognized ratably over the term of the agreement. These services principally include park and loan transactions. Parks occur when gas from a customer is injected and stored for a specified period. The customer then has the obligation to withdraw its stored gas at a future date. Title to the gas remains with the customer. Loans occur when gas is delivered to a customer in a specified period. The customer then has the obligation to redeliver gas at a future date.
     Energy Services segment. Revenue from the sale of refined petroleum products, which are sold on a wholesale basis, is recognized at the time title to the product sold transfers to the purchaser, which occurs upon delivery of the product to the purchaser or its designee.
     Development & Logistics segment. Revenues from contract operation and construction services of facilities and pipelines not directly owned by us are recognized as the services are performed. Contract and construction services revenue typically includes costs to be reimbursed by the customer plus an operator fee.
Trade Receivables and Concentration of Credit Risk
     Trade receivables represent valid claims against non-affiliated customers and are recognized when products are sold or services are rendered. We extend credit terms to certain customers based on historical dealings and to other customers after a full review of various financial credit indicators, including the customers’ credit rating (if available), and verified trade references. Our allowance for doubtful accounts is determined based on specific identification and estimates of future uncollectible accounts. At December 31, 2010 and 2009, our allowance for doubtful accounts was  $2.9 million and  $1.5 million, respectively, and is included in trade receivables in our consolidated balance sheets.
     Our procedure for determining the allowance for doubtful accounts is based on (i) historical experience with customers, (ii) the perceived financial stability of customers based on our research, and (iii) the levels of credit we grant to customers. In addition, we may increase the allowance for doubtful accounts in response to the specific identification of customers involved in bankruptcy proceedings and similar financial difficulties. On a routine basis, we review estimates associated with the allowance for doubtful accounts to ensure that we have recorded sufficient reserves to cover potential losses.
     We have a concentration of trade receivables due from major integrated oil companies and their marketing affiliates, major petroleum refiners, major chemical companies, large regional marketing companies and large commercial airlines. Additionally, we have trade receivables from gas marketing companies, independent gatherers, investment banks that have established a trading platform, and brokers and marketers. These concentrations of customers may affect our overall credit risk in that the customers may be similarly affected by changes in economic, regulatory or other factors.
     For the years ended December 31, 2010, 2009 and 2008, no customer contributed more than 10% of consolidated revenue.
     We manage our exposure to credit risk through credit analysis and monitoring procedures, and sometimes use letters of credit, prepayments and guarantees. The Energy Services segment and the Pipelines & Terminals segment’s pipelines bill their customers on a weekly basis. The Pipelines & Terminals segment’s terminals, the Natural Gas Storage segment and Development & Logistics segment bill their customers on a monthly basis. We believe that these billing practices may reduce credit risk.
Unit-Based Compensation
     BGH GP has an equity compensation plan (“Equity Compensation Plan”) for certain members of BGH GP’s senior management, who also serve as our senior management. The Equity Compensation Plan included both time-based and performance-based participation in the equity of BGH GP (but not ours) referred to as override units. On December 31, 2010, the Equity Compensation Plan was modified, and as a result of the modification, we recognized a non-cash compensation charge of  $21.1 million (see Note 18 for further information). We also award unit-based compensation to employees and directors primarily under the LTIP, which became effective in March 2009. We formerly awarded options to acquire LP Units to employees pursuant to the Buckeye Partners, L.P. Unit Option and Distribution Equivalent Plan (the “Option Plan”). All unit-based payments to employees under these plans, including grants of employee unit options, phantom units and performance units, are recognized in the consolidated statements of operations based on their fair values. See Note 18 for further discussion of our unit-based compensation plans.

Reorganization	12 Months Ended
Dec. 31, 2010
Reorganization [Abstract]
REORGANIZATION
3. REORGANIZATION
     On July 20, 2009, we announced the completion of a company-wide, “best practices” review. During the period ended June 30, 2009, we commenced a restructuring of our operations as a result of this review, including a reorganization of our field operations to combine five of our original pipeline and terminal districts into three districts, as well as a restructuring of certain corporate functions and related corporate support functions. These efforts redefined the roles and responsibilities of certain positions and called for the elimination of resources devoted to such activities. Approximately 230 positions have been affected as a result of these restructuring activities.
     As part of the restructuring efforts, we executed a reduction in force comprised of a Voluntary Early Retirement Plan (the “VERP”) and an involuntary plan. The terms of the VERP were agreed to by approximately 80 employees during the period ended June 30, 2009. An additional group of approximately 150 employees was impacted by the involuntary reduction in workforce under our ongoing severance plan. Affected employees receive severance benefits, post-employment benefits including extended medical and dental coverage, and other services including retirement counseling and outplacement services. Most terminations were effective as of July 20, 2009.
     For the year ended December 31, 2009, we recorded reorganization expense of  $32.1 million for post-employment costs related to these restructuring activities which include: (i) termination benefits pursuant to voluntary and involuntary severance plans of  $16.0 million; (ii) post-retirement benefits of  $6.4 million (see Note 17); and (iii) other related costs of  $9.7 million.
     The reorganization expenses incurred by segment, including certain allocated amounts, for the year ended December 31, 2009 were as follows (in thousands):

Pipelines & Terminals	$28,862
Natural Gas Storage	495
Energy Services	1,207
Development & Logistics	1,493

Total reorganization expenses	$32,057

Acquisitions and Dispositions	12 Months Ended
Dec. 31, 2010
Acquisitions and Dispositions [Abstract]
ACQUISITIONS AND DISPOSITIONS
4. ACQUISITIONS AND DISPOSITIONS
Business Combinations
     Our 2010 acquisitions of terminals from Chevron U.S.A. Inc. (“Chevron”) and an affiliate of Royal Dutch Shell plc (“Shell”), the 2009 acquisition of pipeline and terminal assets from ConocoPhillips and the 2008 acquisitions of Lodi Gas Storage, L.L.C. (“Lodi Gas”), Farm & Home Oil Company LLC (“Farm & Home”) and a terminal in Albany, New York (“Albany Terminal”) have been accounted for as business combinations. The total purchase price for these acquisitions was allocated to the fair value of the assets acquired and the liabilities assumed based on an assessment of their fair values at the acquisition date, with amounts exceeding the fair values being recorded as goodwill. All goodwill recorded in these business combinations is deductible for tax purposes. The results of their operations have been included in our consolidated financial statements since their respective acquisition dates.
     In addition, the 2011 acquisition of Bahamas Oil Refining Company International Limited (“BORCO”) from affiliates of FRC Founders Corporation (“First Reserve”) and from Vopak Bahamas B.V. (“Vopak”) will also be accounted for as a business combination.
     Entry into Sale and Purchase Agreement to Acquire BORCO
     On December 18, 2010, we entered into a sale and purchase agreement with First Reserve, pursuant to which we agreed to acquire First Reserve’s indirect 80% interest in FR Borco Coop Holdings, L.P. (“FRBCH”), the indirect owner of BORCO, for approximately  $1.4 billion of cash and equity. The transaction was completed in January 2011. We acquired the remaining 20% interest from Vopak in February 2011. See Note 26 for further information regarding the BORCO acquisition.
     Opelousas Terminal Acquisition
     On November 5, 2010, we acquired a refined petroleum products terminal in Opelousas, Louisiana from Chevron for  $13.0 million in cash. The terminal, which is connected to Colonial Pipeline, currently supplies central Louisiana with branded gasoline, diesel and ethanol. The terminal includes seven storage tanks with approximately 135,000 barrels of total storage capacity and a truck rack. Chevron entered into a commercial contract with us concurrent with the acquisition regarding usage of the acquired facility. We believe the acquisition of these assets furthers our geographic diversification efforts and enables us to participate in a growth market outside our existing system footprint, creating synergies between our Pipelines & Terminals segment and our Development & Logistics segment. The operations of these acquired assets are reported in the Pipelines & Terminals segment. The purchase price has been allocated primarily to property, plant and equipment.
     Puerto Rico Terminal Acquisition
     On December 10, 2010, we acquired a refined petroleum products terminal in Yabucoa, Puerto Rico from Shell for  $32.6 million, net of cash acquired of  $3.5 million. The terminal includes 44 storage tanks with approximately 4.6 million barrels of gasoline, jet fuel, diesel, fuel oil and crude oil storage capacity. Shell entered into a commercial contract with us concurrent with the acquisition regarding usage of the acquired facility. We believe the acquisition of these assets furthers our geographic diversification efforts as this was our first acquisition outside the continental United States and enables us to participate in a growth market outside our existing system footprint. The operations of these acquired assets are reported in the International Operations segment. The purchase price has been allocated to tangible and intangible assets acquired, on a preliminary basis, as follows (in thousands):

Current assets	$172
Inventory	867
Property, plant and equipment	31,770
Intangible assets	3,363
Other assets	17,720
Current liabilities	(3,591)
Other liabilities	(17,720)

Allocated purchase price	$32,581

     The Puerto Rican entity that we acquired is undergoing an audit of its Puerto Rico income tax returns for the tax years 2002 through 2005. The Puerto Rico Treasury Department has notified the entity of certain areas for discussion but has not issued a preliminary or final notice of debt regarding such years. Pursuant to the purchase and sale agreement we entered into in connection with this acquisition, Shell has assumed the full responsibility, through an indemnity and hold harmless provision, for the payment of any income tax debt that may be assessed by the Puerto Rico Treasury Department under this audit. In the purchase price allocation above, we recorded a  $17.7 million liability related to the uncertain outcome of the income tax audit with an offsetting indemnification asset from Shell for the same amount.
      Refined Petroleum Products Terminals and Pipeline Assets Acquisition
     On November 18, 2009, we acquired from ConocoPhillips certain refined petroleum product terminals and pipeline assets for approximately  $47.1 million in cash. In addition, we acquired certain inventory on hand upon completion of the transaction for additional consideration of  $7.3 million. The assets include over 300 miles of active pipeline that provide connectivity between the East St. Louis, Illinois and East Chicago, Indiana markets and three terminals providing 2.3 million barrels of storage tankage. ConocoPhillips entered into certain commercial contracts with us concurrent with our acquisition regarding usage of the acquired facilities. We believe the acquisition of these assets has given us greater access to markets and refinery operations in the Midwest and increased the commercial value of these assets and certain of our existing assets to our customers by offering enhanced distribution connectivity and flexible storage capabilities. The operations of these acquired assets are reported in the Pipelines & Terminals segment. The purchase price has been allocated to the tangible and intangible assets acquired, as follows (in thousands):

Inventory	$7,287
Property, plant and equipment	44,400
Intangible assets	4,580
Environmental and other liabilities	(1,834)

Allocated purchase price	$54,433

     Lodi Gas
     On January 18, 2008, we acquired all of the member interests in Lodi Gas from Lodi Holdings, L.L.C. Lodi Holdings, L.L.C. was owned by affiliates of ArcLight Capital Partners (“ArcLight”), which owns an indirect interest in BGH GP. The cost of Lodi Gas was approximately  $442.4 million in cash and consisted of the following (in thousands):

Contractual purchase price	$440,000
Working capital adjustments and fees	2,367

Total purchase price	$442,367

     Of the contractual purchase price,  $428.0 million was paid at closing and an additional  $12.0 million was paid on March 6, 2008 upon receipt of approval from the California Public Utilities Commission for an expansion project known as Kirby Hills Phase II. We believed the acquisition of Lodi Gas represented an attractive opportunity to expand and diversify our storage and throughput operations into a new geographic area, northern California, and a new commodity type, natural gas, and provides us a platform for growth in the natural gas storage industry. These advantageous factors resulted in the recognition of goodwill in the amount that the total purchase price exceeded the fair value of the assets acquired and the liabilities assumed at the acquisition date. The activities of Lodi Gas are reported in the Natural Gas Storage segment. The purchase price has been allocated to the tangible and intangible assets acquired, including goodwill, as follows (in thousands):

Current assets	$8,240
Property, plant and equipment	274,880
Goodwill	169,560
Current liabilities	(9,096)
Other liabilities	(1,217)

Allocated purchase price	$442,367

     Farm & Home
     On February 8, 2008, we acquired all of the member interests of Farm & Home for approximately  $146.2 million. We believed that the wholesale distribution operations of Farm & Home represented an attractive opportunity to further our strategy of improving overall profitability by increasing the utilization of our existing pipeline and terminal system infrastructure by marketing refined petroleum products in areas served by that infrastructure. These advantageous factors resulted in the recognition of goodwill in the amount that the total purchase price exceeded the fair value of the assets acquired and the liabilities assumed at the acquisition date. The operations of Farm & Home are reported in the Energy Services segment. The purchase price has been allocated to the tangible and intangible assets acquired, including goodwill, as follows (in thousands):

Current assets	$79,144
Inventory	93,332
Property, plant and equipment	33,880
Goodwill	1,132
Customer relationships	38,300
Other assets	3,688
Assets held for sale, net of liability of $0.7 million	51,645
Debt	(100,000)
Current liabilities	(53,208)
Other liabilities	(1,740)

Allocated purchase price	$146,173

     On April 15, 2008, we completed the sale of the retail operations of Farm & Home to a wholly-owned subsidiary of Inergy, L.P. for approximately  $52.6 million. The retail assets sold consisted primarily of property, plant and equipment, inventory and receivables. We recorded no gain or loss on the sale of Farm & Home’s retail operations. The retail operations of Farm & Home were not an integral part of our core operations and strategy. Revenues from the retail operations for the period February 8, 2008 to April 15, 2008 were approximately  $19.0 million. On July 31, 2008, Farm & Home was merged with and into its wholly owned subsidiary, BES, with BES continuing as the surviving entity of the merger.
     Albany Terminal
     On August 28, 2008, we completed the purchase of the Albany Terminal, an ethanol and refined petroleum products terminal in Albany, New York, from LogiBio Albany Terminal, LLC. The purchase price for the terminal was  $46.5 million in cash, with an additional  $1.5 million payable if the terminal operations meet certain performance goals over the next three years. We also assumed environmental remediation costs for the Albany Terminal estimated to be  $5.6 million. The Albany Terminal has an active storage capacity of 1.8 million barrels. The Albany Terminal’s operations are reported in the Pipelines & Terminals segment. We believe that the Albany Terminal’s operations represented an attractive opportunity to increase our participation in the ethanol services market in the northeast United States. These advantageous factors resulted in the recognition of goodwill in the amount that the total purchase price exceeded the fair value of the assets acquired and the liabilities assumed at the acquisition date. The purchase price has been allocated to the tangible and intangible assets acquired, including goodwill, as follows (in thousands):

Current assets	$78
Property, plant and equipment	25,172
Goodwill	26,829
Other assets	1,920
Other liabilities	(7,144)

Allocated purchase price	$46,855

Unaudited Pro forma Financial Results
     The following unaudited summarized pro forma consolidated statements of operations information for the year ended December 31, 2008 assumes that the acquisitions of Lodi Gas, Farm & Home and the Albany Terminal occurred as of the beginning of 2008.
     The pro forma presentation below assumes that our equity offerings used in part to fund the acquisition of Lodi Gas occurred effective January 1, 2008. Approximately  $2.6 million of disposition-related expenses incurred by Lodi Gas in the period from January 1, 2008 to January 17, 2008 (prior to our ownership) have been excluded because these expenses were a nonrecurring item. For Farm & Home, the results of the retail operations have been excluded. These pro forma unaudited financial results were prepared for comparative purposes only and are not indicative of actual results that would have occurred if we had completed these acquisitions as of the beginning of the period presented or the results that may be attained in the future (in thousands):

(Unaudited)
Year Ended
December 31,
2008
Revenues:
As reported	$1,896,652
Pro forma adjustments	180,422

Pro forma revenues	$2,077,074

Net income:
As reported	$180,623
Pro forma adjustments	768

Pro forma net income	$181,391

Pro forma earnings per LP Unit:
Basic	$1.37

Diluted	$1.37

Pro forma weighted average number of LP Units outstanding: (1)
Basic	19,952

Diluted	19,952

(1)	Pro forma basic and diluted weighted average number of LP Units outstanding, which previously reflected historical BGH unit and per unit amounts, have been restated for the reverse unit split (see Note 2).
Asset Acquisitions
     The acquisitions noted below were accounted for as asset acquisitions. Accordingly, the total purchase price has been allocated to the fair value of the assets acquired and the liabilities assumed based on fair values at the acquisition date. We determined that substantially all of the value of these purchases relate to the physical assets acquired, which are generally depreciated over 50 years. The acquired assets were allocated to the Pipelines & Terminals segment.
     In August 2010, we acquired pipeline assets in western Pennsylvania for  $1.3 million. These assets have been included in the Pipelines & Terminals segment.
     On February 19, 2008, we acquired a refined petroleum products terminal in Niles, Michigan and a 50% ownership interest in a refined petroleum products terminal in Ferrysburg, Michigan from an affiliate of ExxonMobil Corporation for approximately  $13.9 million. The approximate fair value allocation of the acquired assets is as follows (in thousands):

Land	$592
Buildings	1,621
Machinery, equipment and office furnishings	11,714

Allocated purchase price	$13,927

     Effective May 1, 2008, we purchased the 50% member interest in WesPac Pipelines — San Diego LLC (“WesPac San Diego”) not already owned by us from Kealine LLC for  $9.3 million. The operations of WesPac San Diego are reported in the Pipelines & Terminals segment. The purchase price was allocated principally to property, plant and equipment.
     On June 20, 2008, we acquired a refined petroleum products terminal in Wethersfield, Connecticut from Hess Corporation for approximately  $5.5 million. The purchase price was allocated principally to property, plant and equipment.
Acquisition of Additional Interest in West Shore Pipe Line Company
     On August 2, 2010, in connection with our exercise of a right of first refusal, we completed the acquisition of additional shares of West Shore Pipe Line Company (“West Shore”) common stock from an affiliate of BP plc, resulting in an increase in our ownership interest in West Shore from 24.9% to 34.6%. We paid approximately  $13.5 million for this additional interest. We exercised our right of first refusal to purchase the additional shares because of the favorable economics associated with the investment opportunity and our desire to increase our ownership in a successful joint venture pipeline that we currently operate.
Sale of Buckeye NGL Pipeline
     Effective January 1, 2010, we sold our ownership interest in an approximately 350-mile natural gas liquids pipeline (the “Buckeye NGL Pipeline”) that runs from Wattenberg, Colorado to Bushton, Kansas for  $22.0 million. See Note 8 for further discussion.

Commitments and Contingencies	12 Months Ended
Dec. 31, 2010
Commitments and Contingencies [Abstract]
COMMITMENTS AND CONTINGENCIES
5. COMMITMENTS AND CONTINGENCIES
Claims and Proceedings
     In the ordinary course of business, we are involved in various claims and legal proceedings, some of which are covered by insurance. We are generally unable to predict the timing or outcome of these claims and proceedings. Based upon our evaluation of existing claims and proceedings and the probability of losses relating to such contingencies, we have accrued certain amounts relating to such claims and proceedings, none of which are considered material.
     In June 2009, the Pipeline Hazardous Materials Safety Administration (“PHMSA”) proposed penalties totaling approximately  $0.6 million as a result of alleged violations of various pipeline safety requirements raised as a result of PHMSA’s 2008 integrated inspection of our procedures and records for operations and maintenance, operator qualification, and integrity management as well as field inspections of locations in Pennsylvania, Ohio, Illinois, Michigan and Colorado. We are contesting portions of the proposed penalty. The timing or outcome of final resolution of this matter cannot reasonably be determined at this time.
     In April 2010, PHMSA proposed penalties totaling approximately  $0.5 million in connection with a tank overfill incident that occurred at our facility in East Chicago, Indiana, in May 2005 and other related personnel qualification issues raised as a result of PHMSA’s 2008 Integrity Inspection. We are contesting the proposed penalty. The timing or outcome of this appeal cannot reasonably be determined at this time.
     In January 2011, PHMSA issued us a final order with penalties totaling  $0.2 million in connection with issues related to documentation, inspection and physical signage of certain of our pipelines raised as a result of PHMSA’s 2005 — 2006 inspection of certain facilities in Illinois, Indiana, Ohio, and Michigan as well as compliance records.
     In January 2011, PHMSA issued us a final order with penalties totaling  $0.1 million in connection with an employee’s failure to follow certain pipeline-marking procedures in connection with a product release that occurred in New York, New York in November 2009.
     On July 30, 2010, a putative class action was filed by a unitholder against BGH, MainLine Management LLC (“MainLine Management”), BGH GP and each of MainLine Management’s directors in the District Court of Harris County, Texas under the caption Broadbased Equities v. Forrest E. Wylie, et. al. In the Petition, the plaintiff alleged that MainLine Management and its directors breached their fiduciary duties to BGH’s public unitholders by, among other things, acting to facilitate the sale of BGH to Buckeye in order to facilitate the gradual sale by BGH GP of its interest in BGH and failing to disclose all material facts in order that the BGH unitholders can cast an informed vote on the Merger Agreement. Among other things, the Petition sought an order certifying a class consisting of all BGH unitholders, a determination that the action is a proper derivative action, damages in an unspecified amount, and an award of attorneys’ fees and costs.
     On August 2, 2010, a putative class action was filed by a unitholder against BGH, MainLine Management, Merger Sub, Buckeye, Buckeye GP and each of MainLine Management’s directors in the District Court of Harris County, Texas under the caption Henry James Steward v. Forrest E. Wylie, et. al. In the Petition, the plaintiff alleged that MainLine Management and its directors breached their fiduciary duties to BGH’s public unitholders by, among other things, failing to disclose all material facts in order that the BGH unitholders can cast an informed vote on the Merger Agreement. The Petition also alleged that Buckeye, Buckeye GP and Merger Sub aided and abetted the breaches of fiduciary duty. Among other things, the Petition sought an order certifying a plaintiff class consisting of all of BGH unitholders, an order enjoining the Merger, rescission of the Merger, damages in an unspecified amount, and an award of attorneys’ fees and costs.
     On August 2, 2010, a putative class action was filed by a unitholder against BGH, MainLine Management, BGH GP, ArcLight, Kelso & Company (“Kelso”), Buckeye, Buckeye GP and each of MainLine Management’s directors, in the District Court of Harris County, Texas under the caption JR Garrett Trust v. Buckeye GP Holdings L.P. et al. In the Petition, the plaintiff alleged that MainLine Management and its directors breached their fiduciary duties to BGH’s public unitholders by, among other things, accepting insufficient consideration, failing to condition the Merger on a majority vote of public unitholders of BGH, and failing to disclose all material facts in order that the BGH unitholders can cast an informed vote on the Merger Agreement. The Petition also alleged that Buckeye, Buckeye GP, BGH GP, ArcLight and Kelso aided and abetted the breaches of fiduciary duty. Among other things, the Petition sought an order certifying a class consisting of all of BGH’s unitholders, an order enjoining the Merger, damages in an unspecified amount, and an award of attorneys’ fees and costs.
     On August 24, 2010, the District Court of Harris County, Texas, entered an order consolidating three previously filed putative class actions (Broadbased Equities v. Forrest E. Wylie, et. al., Henry James Steward v. Forrest E. Wylie, et. al., and JR Garrett Trust v. Buckeye GP Holdings L.P., et al.,) under the caption of Broadbased Equities v. Forrest E. Wylie, et al. and appointing interim co-lead class counsel and interim co-liaison counsel. The plaintiffs subsequently filed a consolidated amended class action and derivative complaint on September 1, 2010 (the “Complaint”). The Complaint purports to be a putative class and derivative action alleging that MainLine Management and its directors breached their fiduciary duties to BGH’s public unitholders in connection with the Merger by, among other things, accepting insufficient consideration and failing to disclose all material facts in order that BGH’s unitholders may cast an informed vote on the Merger Agreement, and that we, Buckeye GP, MainLine Management, Merger Sub, BGH GP, ArcLight and Kelso aided and abetted the breaches of fiduciary duty.
     On October 29, 2010, the parties to the litigation entered into a Memorandum of Understanding (“MOU”) in connection with a proposed settlement of the class action and the Complaint. The MOU provides for dismissal with prejudice of the litigation and a release of the defendants from all present and future claims asserted in the litigation in exchange for, among other things, the agreement of the defendants to amend the Merger Agreement to reduce the termination fees payable by BGH upon termination of the Merger Agreement and to provide BGH’s unitholders with supplemental disclosure to BGH’s and our joint proxy statement/prospectus, dated September 24, 2010. The supplemental disclosure is set forth in a joint proxy statement/prospectus supplement, dated October 29, 2010, which was filed with the SEC on November 1, 2010.
     In addition, the MOU provides that, in settlement of the plaintiffs’ claims (including any claim against the defendants by the plaintiffs’ counsel for attorneys’ fees or expenses related to the litigation), the defendants (or their insurers) will pay a cash payment of  $900,000, subject to final court approval of the settlement. On January 25, 2011, pursuant to the MOU, the parties signed a Stipulation of Settlement. The Stipulation of Settlement has not yet been filed with the court. The proposed settlement is subject to several conditions, including, without limitation, court approval. There is no assurance that the court will approve the settlement.
     We and the other defendants vigorously deny all liability with respect to the facts and claims alleged in the Complaint, and specifically deny that any modifications to the Merger Agreement or any supplemental disclosure was required or advisable under any applicable rule, statute, regulation or law. However, to avoid the substantial burden, expense, risk, inconvenience and distraction of continuing the litigation, and to fully and finally resolve the claims alleged, we and the other defendants agreed to the proposed settlement described above.
Environmental Contingencies
     In accordance with our accounting policy, we recorded operating expenses, net of insurance recoveries, of  $8.5 million,  $10.6 million and  $10.1 million during the years ended December 31, 2010, 2009 and 2008, respectively, related to environmental expenditures unrelated to claims and proceedings.
Ammonia Contract Contingencies
     On November 30, 2005, BDL (formerly Buckeye Gulf Coast Pipe Lines, L.P.) purchased an ammonia pipeline and other assets from El Paso Merchant Energy-Petroleum Company (“EPME”), a subsidiary of El Paso Corporation (“El Paso”). As part of the transaction, BDL assumed the obligations of EPME under several contracts involving monthly purchases and sales of ammonia. EPME and BDL agreed, however, that EPME would retain the economic risks and benefits associated with those contracts until their expiration at the end of 2012. To effectuate this agreement, BDL passes through to EPME both the cost of purchasing ammonia under a supply contract and the proceeds from selling ammonia under three sales contracts. For the vast majority of monthly periods since the closing of the pipeline acquisition, the pricing terms of the ammonia contracts have resulted in ammonia costs exceeding ammonia sales proceeds. The amount of the shortfall generally increases as the market price of ammonia increases.
     EPME has informed BDL that, notwithstanding the parties’ agreement, it will not continue to pay BDL for shortfalls created by the pass-through of ammonia costs in excess of ammonia revenues. EPME encouraged BDL to seek payment by invoking a  $40.0 million guaranty made by El Paso, which guaranteed EPME’s obligations to BDL. If EPME fails to reimburse BDL for these shortfalls for a significant period during the remainder of the term of the ammonia agreements, then such unreimbursed shortfalls could exceed the  $40.0 million cap on El Paso’s guaranty. To the extent the unreimbursed shortfalls significantly exceed the  $40.0 million cap, the resulting costs incurred by BDL could adversely affect our financial position, results of operations and cash flows. To date, BDL has continued to receive payment for ammonia costs under the contracts at issue. BDL has not called on El Paso’s guaranty and believes only BDL may invoke the guaranty. EPME, however, contends that El Paso’s guaranty is the source of payment for the shortfalls, but has not clarified the extent to which it believes the guaranty has been exhausted. We have been working with EPME to terminate the ammonia sales contracts and ammonia supply contracts and, at no out of pocket cost to us, have terminated one of the ammonia sales contracts. Given, however, the uncertainty of future ammonia prices and EPME’s future actions, we continue to believe we may have risk of loss and, at this time, are unable to estimate the amount of any such losses we might incur in the future. We are assessing our options in the event that we and EPME are unable to terminate the remaining contracts or otherwise mitigate the remaining risk, including potential recourse against EPME and El Paso, with respect to this matter.
Customer Bankruptcy
     One of our customers filed for bankruptcy in October 2009 and approximately  $4.1 million remained payable to us from the customer pursuant to a pre-bankruptcy contract. In June 2010, we entered into a court approved settlement with the bankrupt customer and its largest creditor pursuant to which we were to be paid at least  $2.0 million in cash, and we were released from both asserted and unasserted claims. In August 2010, we received a settlement payment of  $2.0 million. As a result of the settlement, our Development & Logistics segment recognized approximately  $2.1 million in expense related to the write-off of a portion of the outstanding receivable balance during the year ended December 31, 2010.
Leases —Where We are Lessee
     We lease certain property, plant and equipment under noncancelable and cancelable operating leases. Lease expense is charged to operating expenses on a straight-line basis over the period of expected benefit. Contingent rental payments are expensed as incurred. Total rental expense for the years ended December 31, 2010, 2009 and 2008 was  $21.3 million,  $21.2 million and  $20.2 million, respectively. The following table presents minimum lease payment obligations under our operating leases with terms in excess of one year for the years ending December 31 (in thousands):

	Office space	Land
	and other (1)	Leases (2)	Total
2011	$2,042	$3,117	$5,159
2012	1,513	3,340	4,853
2013	1,562	3,466	5,028
2014	1,615	3,550	5,165
2015	1,670	3,674	5,344
Thereafter	9,528	290,591	300,119

Total	$17,930	$307,738	$325,668

(1)	We lease certain other land and space in office buildings.

(2)	We have leases for subsurface underground gas storage rights and surface rights in connection with our operations in the Natural Gas Storage segment. We may cancel these leases if the storage reservoir is not used for underground storage of natural gas or the removal or injection thereof for a continuous period of two consecutive years. Lease expense associated with these leases, which is being recognized on a straight-line basis over 44 years, was approximately $7.1 million, $7.4 million and $7.1 million for the years ended December 31, 2010, 2009 and 2008, respectively. At December 31, 2010 and 2009, $4.2 million and $4.5 million, respectively, was recorded as an increase in our deferred lease liability. We estimate that the deferred lease liability will continue to increase through 2032, at which time our deferred lease liability is estimated to be approximately $64.7 million. Our deferred lease liability will then be reduced over the remaining 19 years of the lease, since the expected annual lease payments will exceed the amount of lease expense.
Leases — Where We are Lessor
     We have entered into capacity leases with remaining terms from 5 to 12 years that are accounted for as operating leases. All of the agreements provide for negotiated extensions. Future minimum lease payments to be received under such operating leasing arrangements as of December 31, 2010 are as follows (in thousands):

Years Ending
December 31,
2011	$13,581
2012	13,581
2013	13,581
2014	11,526
2015	11,152
Thereafter	50,890

Total	$114,311

Inventories	12 Months Ended
Dec. 31, 2010
Inventories [Abstract]
INVENTORIES
6. INVENTORIES
     Our inventory amounts were as follows at the dates indicated (in thousands):

	December 31,
	2010	2009
Refined petroleum products (1)	$340,659	$299,473
Materials and supplies	10,946	10,741

Total inventories	$351,605	$310,214

(1)	Ending inventory was 134.9 million and 141.7 million gallons of refined petroleum products at December 31, 2010 and 2009, respectively.
     At December 31, 2010 and 2009, approximately 94% and 99%, respectively, of our refined petroleum products inventory was hedged. Hedged inventory is valued at current market prices with the change in value of the inventory reflected in our consolidated statements of operations. Inventory not accounted for as a fair value hedge is accounted for at weighted average cost.

Prepaid and Other Current Assets	12 Months Ended
Dec. 31, 2010
Prepaid and Other Current Assets [Abstract]
PREPAID AND OTHER CURRENT ASSETS
7. PREPAID AND OTHER CURRENT ASSETS
     Prepaid and other current assets consist of the following at the dates indicated (in thousands):

	December 31,
	2010	2009
Prepaid insurance	$8,865	$7,088
Insurance receivables	8,886	13,544
Ammonia receivable	1,295	7,429
Margin deposits	18,833	21,037
Prepaid services	24,359	21,571
Unbilled revenue	3,263	13,201
Tax receivable	120	7,162
Prepaid taxes	5,417	2,213
Other	14,651	11,006

Total prepaid and other current assets	$85,689	$104,251

Property, Plant and Equipment	12 Months Ended
Dec. 31, 2010
Property, Plant and Equipment [Abstract]
PROPERTY, PLANT AND EQUIPMENT
8. PROPERTY, PLANT AND EQUIPMENT
     Property, plant and equipment consist of the following at the dates indicated (in thousands):

	December 31,
	2010	2009
Land	$64,905	$64,712
Rights-of-way	97,529	97,309
Pad gas	29,346	29,346
Buildings and leasehold improvements	109,585	103,535
Machinery, equipment and office furnishings	2,251,027	2,130,552
Construction in progress	66,642	78,363

Total property, plant and equipment	2,619,034	2,503,817
Less: Accumulated depreciation	(313,150)	(265,496)

Total property, plant and equipment, net	$2,305,884	$2,238,321

     Depreciation expense was  $54.7 million,  $50.9 million and  $47.4 million for the years ended December 31, 2010, 2009 and 2008, respectively.
Impairment of Long-Lived Assets and Assets Held for Sale
     We owned and operated the Buckeye NGL Pipeline that runs from Wattenberg, Colorado to Bushton, Kansas. During the second quarter of 2009, we received notification that several of our shippers, which were then using the Buckeye NGL Pipeline, intended to migrate their business to a competing pipeline that recently went into service. In connection with this notification, there was a significant decline in shipment volumes as compared to historical averages. This significant loss in the customer base utilizing Buckeye’s NGL pipeline, in conjunction with the authorization of the Board of Directors of Buckeye GP to pursue the sale of Buckeye NGL Pipe Lines LLC (“Buckeye NGL”), the entity which owned the Buckeye NGL Pipeline, triggered an evaluation of a potential asset impairment that resulted in a non-cash charge to earnings in the second quarter of 2009 of  $72.5 million in the Pipelines & Terminals segment.
     We ceased depreciation of the assets as of July 1, 2009 and reclassified the assets of Buckeye NGL to “Assets held for sale” on the December 31, 2009 consolidated balance sheet. Effective January 1, 2010, we sold our ownership interest in Buckeye NGL for  $22.0 million. The sales proceeds exceeded the previously impaired carrying value of the Buckeye NGL Pipeline by  $12.8 million, resulting in the reversal of  $12.8 million of the previously recorded asset impairment expense in the fourth quarter of 2009, yielding a net impairment of  $59.7 million for the year ended December 31, 2009. This impairment and the reversal are reflected within the category “Asset Impairment Expense” on our consolidated statements of operations.
     The carrying amounts of the major classes of assets held for sale by Buckeye NGL at December 31, 2009 were as follows (in thousands):

Inventories	$629
Property, plant and equipment, net	21,371

Assets held for sale	$22,000

     Revenues for Buckeye NGL for the year ended December 31, 2009 were  $9.3 million.
AROs
     The following table presents information regarding our AROs (in thousands):

ARO liability balance, January 1, 2009	$919
Accretion expense	101

ARO liability balance, December 31, 2009	1,020
Accretion expense	92

ARO liability balance, December 31, 2010 (1)	$1,112

(1)	Amount is included in other non-current liabilities.

Equity Investments	12 Months Ended
Dec. 31, 2010
Equity Investments [Abstract]
EQUITY INVESTMENTS
9. EQUITY INVESTMENTS
     We own interests in related businesses that are accounted for using the equity method of accounting. The following table presents our equity investments, all included within the Pipelines & Terminals segment, at the dates indicated (in thousands):

		December 31,
	Ownership (1)	2010	2009
Muskegon Pipeline LLC	40.0%	$14,552	$15,273
Transport4, LLC	25.0%	341	379
West Shore (2)	34.6%	43,563	30,320
West Texas LPG Pipeline Limited Partnership	20.0%	48,591	50,879

Total equity investments		$107,047	$96,851

(1)	Represents ownership interest in equity investment at December 31, 2010.

(2)	See Note 4 for a discussion of the acquisition of an additional interest in West Shore.
     The following table presents earnings from equity investments for the periods indicated (in thousands):

	Year Ended December 31,
	2010	2009	2008
Muskegon Pipeline LLC	$1,482	$1,437	$1,367
Transport4, LLC	162	147	70
West Shore	4,988	4,809	3,133
West Texas LPG Pipeline Limited Partnership	4,731	6,138	3,418

Total earnings from equity investments	$11,363	$12,531	$7,988

     Combined balance sheet data as of the dates indicated and income statement data for the periods indicated for our equity method investments are summarized below (in thousands):

	December 31,
	2010	2009
BALANCE SHEET DATA:
Current assets	$30,905	$43,154
Noncurrent assets	206,076	204,843

Total assets	$236,981	$247,997

Current liabilities	$34,825	$32,592
Other liabilities	9,111	10,922
Combined equity	193,045	204,483

Total liabilities and combined equity	$236,981	$247,997

	Year Ended December 31,
	2010	2009	2008
INCOME STATEMENT DATA:
Revenues	$139,355	$134,786	$127,885
Costs and expenses	79,584	67,694	86,273
Non-operating expense	12,290	12,914	9,036
Net income	47,481	54,178	32,576

Goodwill and Intangible Assets	12 Months Ended
Dec. 31, 2010
Goodwill and Intangible Assets [Abstract]
GOODWILL AND INTANGIBLE ASSETS
10. GOODWILL AND INTANGIBLE ASSETS
Goodwill
     Goodwill represents the excess of the purchase price of an acquired business over the amounts assigned to assets acquired and liabilities assumed in the transaction. Goodwill is not amortized; it is subject to annual impairment testing. The following table summarizes our goodwill amounts by segment at the dates indicated (in thousands):

	December 31,
	2010	2009
Pipelines & Terminals:
Purchase of general partner interests in 2004	$210,066	$210,066
Acquisition of six terminals in June 2000	11,355	11,355
Acquisition of Albany Terminal in 2008	26,829	26,829

Subtotal	248,250	248,250

Natural Gas Storage:
Acquisition of Lodi Gas in 2008	169,560	169,560

Energy Services:
Acquisition of Farm & Home in 2008	1,132	1,132

Development & Logistics:
Purchase of general partner interests in 2004	13,182	13,182

Total goodwill	$432,124	$432,124

Intangible Assets
     Intangible assets include customer relationships and contracts. These intangible assets have definite lives and are being amortized on a straight-line basis over their estimated useful lives ranging from 5 to 25 years. Our amortizable customer contracts are contracts that were acquired in connection with the acquisition of BDL in March 1999, the acquisition of the Taylor, Michigan terminal in December 2005, the acquisition of certain pipeline and terminal assets from ConocoPhillips in November 2009 and the acquisition of a terminal from Shell in 2010. The customer contracts are being amortized over their contractual life, 5 years in the case of the acquisition of certain pipeline and terminal assets from ConocoPhillips and 5 years in the case of the terminal acquisition from Shell. The customer relationships resulted from the acquisition of Farm & Home (see Note 4 for further discussion). We determined, through an analysis of historical customer attrition rates at Farm & Home, that an appropriate recovery period for customer relationships is approximately 12 years. Intangible assets consist of the following at the dates indicated (in thousands):

	December 31,
	2010	2009
Customer relationships	$41,663	$38,300
Accumulated amortization	(8,600)	(5,631)

Net carrying amount	33,063	32,669

Customer contracts	16,380	16,380
Accumulated amortization	(5,376)	(3,892)

Net carrying amount	11,004	12,488

Total intangible assets	$44,067	$45,157

     For the years ended December 31, 2010, 2009 and 2008, amortization expense related to intangible assets was  $4.5 million,  $3.5 million and  $3.2 million, respectively. Amortization expense related to intangible assets is expected to be approximately  $5.1 million for 2011,  $5.1 million for 2012,  $5.1 million for 2013,  $4.9 million for 2014 and  $4.0 million for 2015.

Other Non-Current Assets	12 Months Ended
Dec. 31, 2010
Other Non-Current Assets [Abstract]
OTHER NON-CURRENT ASSETS
11. OTHER NON-CURRENT ASSETS
     Other non-current assets consist of the following at the dates indicated (in thousands):

	December 31,
	2010	2009
Prepaid services	$5,836	$11,640
Unbilled revenue	2,163	—
Derivative assets	3,892	17,204
Debt issuance costs	11,184	11,058
Insurance receivables	8,826	7,265
Indemnification asset (see Note 4)	17,720	—
Other	8,842	9,693

Total other non-current assets	$58,463	$56,860

Accrued and Other Current Liabilities	12 Months Ended
Dec. 31, 2010
Accrued and Other Current Liabilities [Abstract]
ACCRUED AND OTHER CURRENT LIABILITIES
12. ACCRUED AND OTHER CURRENT LIABILITIES
     Accrued and other current liabilities consist of the following at the dates indicated (in thousands):

	December 31,
	2010	2009
Taxes — other than income	$20,698	$15,487
Accrued employee benefit liability	3,817	3,287
Environmental liabilities	10,471	10,799
Interest payable	30,700	30,613
Payable for ammonia purchase	2,354	7,015
Unearned revenue	18,776	6,829
Compensation and vacation	13,134	11,385
Accrued capital expenditures	2,032	1,611
Reorganization	—	2,133
Deferred consideration	2,010	1,675
Customer deposits	5,389	2,518
Other	35,499	20,122

Total accrued and other current liabilities	$144,880	$113,474

Debt Obligations	12 Months Ended
Dec. 31, 2010
Debt Obligations [Abstract]
DEBT OBLIGATIONS
13. DEBT OBLIGATIONS
     Long-term debt consists of the following at the dates indicated (in thousands):

	December 31,
	2010	2009
BGH:
BGH Credit Agreement (1)	$—	—
Services Company:
3.60% ESOP Notes due March 28, 2011	1,531	7,790
Retirement premium	(6)	(87)
Buckeye:
4.625% Notes due July 15, 2013 (2)	300,000	300,000
5.300% Notes due October 15, 2014 (2)	275,000	275,000
5.125% Notes due July 1, 2017 (2)	125,000	125,000
6.050% Notes due January 15, 2018 (2)	300,000	300,000
5.500% Notes due August 15, 2019 (2)	275,000	275,000
6.750% Notes due August 15, 2033 (2)	150,000	150,000
Credit Facility	98,000	78,000
BES Credit Agreement	284,300	239,800

Total debt	1,808,825	1,750,503
Other, including unamortized discounts and fair value hedges	(3,607)	(4,030)

Subtotal debt	1,805,218	1,746,473
Less: current portion of long-term debt	(285,825)	(245,978)

Total long-term debt	$1,519,393	$1,500,495

(1)	On November 19, 2010, in conjunction with the Merger, the BGH Credit Agreement was terminated.

(2)	We make semi-annual interest payments on these notes based on the rates noted above with the principal balances outstanding to be paid on or before the due dates as shown above.
     The following table presents the scheduled maturities of principal amounts of our debt obligations for the next five years and in total thereafter (in thousands):

Years Ending
December 31,
2011	$285,825
2012	98,000
2013	300,000
2014	275,000
2015	—
Thereafter	850,000

Total	$1,808,825

     The fair values of our aggregate debt and credit facilities were estimated to be  $1,897.5 million and  $1,769.8 million at December 31, 2010 and 2009, respectively.
Notes Offerings
     On January 13, 2011, we sold  $650.0 million aggregate principal amount of 4.875% Notes due 2021 (the “4.875% Notes”) in an underwritten public offering. The notes were issued at 99.62% of their principal amount. Total proceeds from this offering, after underwriters’ fees, expenses and debt issuance costs of  $4.5 million, were approximately  $643.0 million, and were used to fund a portion of the purchase price for our acquisition of BORCO (see Note 26 for further discussion of the BORCO acquisition). In connection with this offering, we settled a treasury lock agreement, which resulted in the receipt of a settlement of  $0.5 million, which will be amortized as a reduction to interest expense over the ten-year term of the 4.875% Notes (see Note 16).
     On August 18, 2009, we sold  $275.0 million aggregate principal amount of 5.500% Notes due 2019 in an underwritten public offering. The notes were issued at 99.35% of their principal amount. Total proceeds from this offering, after underwriters’ fees, expenses and debt issuance costs of  $1.8 million, were approximately  $271.4 million and were used to reduce amounts outstanding under our credit facility (see below) and for working capital purposes.
     On January 11, 2008, we sold  $300.0 million aggregate principal amount of 6.050% Notes due 2018 (the “6.050% Notes”) in an underwritten public offering. Proceeds from this offering, after underwriters’ fees and expenses, were approximately  $298.0 million and were used to partially pre-fund the Lodi Gas acquisition. In connection with this debt offering, we settled two forward-starting interest rates swaps (see Note 16), which resulted in a settlement payment of  $9.6 million that is being amortized as interest expense over the ten-year term of the 6.050% Notes.
Bridge Loans
     In December 2010, in connection with the proposed BORCO acquisition, we obtained a commitment from Barclays Bank and SunTrust Bank for senior unsecured bridge loans in an aggregate amount up to  $595 million (or up to  $775 million in the event we purchased both First Reserve’s 80% interest and Vopak’s 20% interest in FRBCH) (the “Bridge Loans”). The commitment was to expire upon the earliest to occur of the termination date as defined in the BORCO sale and purchase agreement, the consummation of the BORCO acquisition, the termination of the BORCO sale and purchase agreement or 120 days after December 18, 2010. We recognized approximately  $2.0 million of commitments fees, which are included in interest and debt expense, related to the Bridge Loans. In January 2011, we terminated the Bridge Loans upon issuance of the 4.875% Notes. See Note 26 for further information.
BGH
     BGH had a five-year,  $10.0 million unsecured revolving credit facility with SunTrust Bank, as both administrative agent and lender (the “BGH Credit Agreement”). The BGH Credit Agreement may have been used for working capital and other partnership purposes. BGH had pledged all of the limited liability company interests in Buckeye GP as security for its obligations under the BGH Credit Agreement. Borrowings under the BGH Credit Agreement bore interest under one of two rate options, selected by BGH, equal to either (i) the greater of (a) the federal funds rate plus 0.5% and (b) SunTrust Bank’s prime commercial lending rate; or (ii) the London Interbank Offered Rate (“LIBOR”), plus a margin which could have ranged from 0.40% to 1.40%, based on the ratings assigned by Standard & Poor’s Rating Services and Moody’s Investor Service to its senior unsecured non-credit enhanced long-term debt. BGH did not have amounts outstanding under the BGH Credit Agreement at December 31, 2009. The BGH Credit Agreement was terminated under the terms of the Merger Agreement. See Note 1 for further information regarding the Merger.
Services Company ESOP Notes
     Services Company had total debt outstanding of  $1.5 million and  $7.7 million at December 31, 2010 and 2009, respectively, consisting of 3.60% Senior Secured Notes (the “3.60% ESOP Notes”) due March 28, 2011 payable by the ESOP to a third-party lender. The 3.60% ESOP Notes were issued on May 4, 2004. The 3.60% ESOP Notes are collateralized by Services Company’s common stock and are guaranteed by Services Company. In addition, we have committed that, in the event that the value of our LP Units owned by Services Company falls below 125% of the balance payable under the 3.60% ESOP Notes, we will fund an escrow account with sufficient assets to bring the value of the total collateral (the value of our LP Units owned by Services Company and the escrow account) up to the 125% minimum. Amounts deposited in the escrow account are returned to us when the value of our LP Units owned by Services Company’s returns to an amount that exceeds the 125% minimum. At December 31, 2010, the value of our LP Units owned by Services Company was approximately  $100.3 million, which exceeded the 125% requirement.
Credit Facility
     We have a borrowing capacity of  $580.0 million under an unsecured revolving credit agreement (the “Credit Facility”) with SunTrust Bank, as administrative agent, which may be expanded up to  $780.0 million subject to certain conditions and upon the further approval of the lenders. The Credit Facility’s maturity date is August 24, 2012, which we may extend for up to two additional one-year periods. Borrowings under the Credit Facility bear interest under one of two rate options, selected by us, equal to either (i) the greater of (a) the federal funds rate plus 0.5% and (b) SunTrust Bank’s prime rate plus an applicable margin, or (ii) LIBOR plus an applicable margin. The applicable margin is determined based on the current utilization level of the Credit Facility and ratings assigned by Standard & Poor’s Rating Services and Moody’s Investor Service for our senior unsecured non-credit enhanced long-term debt. At December 31, 2010 and 2009,  $98.0 million and  $78.0 million, respectively, were outstanding under the Credit Facility. The weighted average interest rate for borrowings outstanding under the Credit Facility was 0.6% at December 31, 2010.
     The Credit Facility requires us to maintain a specified ratio (the “Funded Debt Ratio”) of no greater than 5.00 to 1.00 subject to a provision that allows for increases to 5.50 to 1.00 in connection with certain future acquisitions. The Funded Debt Ratio is calculated by dividing consolidated debt by annualized EBITDA, which is defined in the Credit Facility as earnings before interest, taxes, depreciation, depletion and amortization, in each case excluding the income of certain of our majority-owned subsidiaries and equity investments (but including distributions from those majority-owned subsidiaries and equity investments). At December 31, 2010, our Funded Debt Ratio was approximately 3.9 to 1.00. As permitted by the Credit Facility, the  $284.3 million of borrowings by BES under its separate credit agreement (discussed below) was excluded from the calculation of the Funded Debt Ratio.
     In addition, the Credit Facility contains other covenants including, but not limited to, covenants limiting our ability to incur additional indebtedness, to create or incur liens on our property, to dispose of property material to our operations, and to consolidate, merge or transfer assets. At December 31, 2010, we were not aware of any instances of noncompliance with the covenants under our Credit Facility.
     On August 21, 2009, Buckeye Energy Holdings LLC (“BEH”), our wholly owned subsidiary, bought the outstanding loans and commitments of Aurora Bank FSB (formerly Lehman Brother Bank, FSB), a lender under the Credit Facility, through a sale and assignment agreement. Concurrent with this transaction, we repaid the  $213.5 million outstanding balance of the Credit Facility, plus accrued interest and fees. The Credit Facility was subsequently amended to remove BEH as a lender by terminating its commitment in full, thus reducing the borrowing capacity of the Credit Facility from  $600.0 million to  $580.0 million and the expansion option amount from  $800.0 million to  $780.0 million.
     At December 31, 2010 and 2009, we had committed  $1.4 million in support of letters of credit. The obligations for letters of credit are not reflected as debt on our consolidated balance sheets.
BES Credit Agreement
     BES had a credit agreement (the “BES Credit Agreement”) that provided for borrowings of up to  $250.0 million with a maturity date of May 20, 2011. On June 25, 2010, BES amended and restated the BES Credit Agreement to increase the total commitments for borrowings available to BES up to  $500.0 million and extend the maturity date to June 25, 2013. However, the maximum amount available to be borrowed under the amended and restated BES Credit Agreement is initially limited to  $350.0 million. An accordion feature provides BES the ability to increase the commitments under the BES Credit Agreement to  $500.0 million, subject to obtaining the requisite lender commitments and satisfying other customary conditions. In addition to the accordion, subject to BES’s satisfaction of certain financial covenants as set forth in the financial covenants table below, BES may, from time to time, elect to increase or decrease the maximum amount available for borrowing under the BES Credit Agreement in  $5.0 million increments, but in no event below  $150.0 million or above  $500.0 million. BES incurred  $3.3 million of debt issuance costs related to the amendment, which is being amortized into interest expense over the term of the BES Credit Agreement.
     Under the BES Credit Agreement, borrowings accrue interest under one of three rate options, at BES’s election, equal to (i) the Administrative Agent’s Cost of Funds (as defined in the BES Credit Agreement) plus 2.25%, (ii) the Eurodollar Rate (as defined in the BES Credit Agreement) plus 2.25% or (iii) the Prime Rate (as defined in the BES Credit Agreement) plus 1.25%. The BES Credit Agreement also permits Daylight Overdraft Loans (as defined in the BES Credit Agreement), Swingline Loans (as defined in the BES Credit Agreement) and letters of credit. Such alternative extensions of credit are subject to certain conditions as specified in the BES Credit Agreement. The BES Credit Agreement is secured by liens on certain assets of BES, including its inventory, cash deposits (other than certain accounts), investments and hedging accounts, receivables and intangibles.
     The balances outstanding under the BES Credit Agreement were approximately  $284.3 million and  $239.8 million at December 31, 2010 and 2009, respectively, both of which were classified as current liabilities in our consolidated balance sheets due to the borrowing terms set forth in the BES Credit Agreement. The BES Credit Agreement requires BES to meet certain financial covenants, which are defined in the BES Credit Agreement and summarized below (in millions, except for the leverage ratio):

Borrowings	Minimum	Minimum	Maximum
outstanding on	Consolidated Tangible	Consolidated Net	Consolidated
BES Credit Agreement	Net Worth	Working Capital	Leverage Ratio
$150	$40	$30	7.0 to 1.0
Above $150 up to $200	$50	$40	7.0 to 1.0
Above $200 up to $250	$60	$50	7.0 to 1.0
Above $250 up to $300	$72	$60	7.0 to 1.0
Above $300 up to $350	$84	$70	7.0 to 1.0
Above $350 up to $400	$96	$80	7.0 to 1.0
Above $400 up to $450	$108	$90	7.0 to 1.0
Above $450 up to $500	$120	$100	7.0 to 1.0
     At December 31, 2010, BES’s Consolidated Tangible Net Worth and Consolidated Net Working Capital were  $121.3 million and  $72.3 million, respectively, and the Consolidated Leverage Ratio was 3.4 to 1.0. The weighted average interest rate for borrowings outstanding under the BES Credit Agreement was 2.5% at December 31, 2010.
     In addition, the BES Credit Agreement contains other covenants, including, but not limited to, covenants limiting BES’s ability to incur additional indebtedness, to create or incur certain liens on its property, to consolidate, merge or transfer its assets, to make dividends or distributions, to dispose of its property, to make investments, to modify its risk management policy, or to engage in business activities materially different from those presently conducted. At December 31, 2010, we were not aware of any instances of noncompliance with the covenants under the BES Credit Agreement.

Other Non-Current Liabilities	12 Months Ended
Dec. 31, 2010
Other Non-Current Liabilities [Abstract]
OTHER NON-CURRENT LIABILITIES
14. OTHER NON-CURRENT LIABILITIES
     Other non-current liabilities consist of the following at the dates indicated (in thousands):

	December 31,
	2010	2009
Accrued employee benefit liabilities (see Note 17)	$49,170	$45,837
Accrued environmental liabilities	20,346	19,053
Deferred consideration	16,415	18,425
Deferred rent	13,393	9,158
Uncertain tax position liability (see Note 4)	17,720	—
Other	10,999	10,469

Total other non-current liabilities	$128,043	$102,942

Accumulated Other Comprehensive Income (Loss)	12 Months Ended
Dec. 31, 2010
Accumulated Other Comprehensive Income (Loss) [Abstract]
ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
15. ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
     The following table presents the components of accumulated other comprehensive income (loss) (“AOCI”) on the consolidated balance sheets at the dates indicated (in thousands):

	December 31,
	2010	2009
Adjustments to funded status of retirement income guarantee plan and retiree medical plan	$(10,323)	$—
Amortization of interest rate swap	(6,789)	—
Derivative instruments	3,144	—
Accumulated amortization of retirement income guarantee plan and retiree medical plan	(7,291)	—

Total accumulated other comprehensive loss (1)	$(21,259)	$—

(1)	For periods prior to the Merger, amounts related to AOCI were included in noncontrolling interests.

Derivative Instruments, Hedging Activities and Fair Value Measurements	12 Months Ended
Dec. 31, 2010
Derivative Instruments, Hedging Activities and Fair Value Measurements [Abstract]
DERIVATIVE INSTRUMENTS, HEDGING ACTIVITIES AND FAIR VALUE MEASUREMENTS
16. DERIVATIVE INSTRUMENTS, HEDGING ACTIVITIES AND FAIR VALUE MEASUREMENTS
     We are exposed to certain risks, including changes in interest rates and commodity prices, in the course of our normal business operations. We use derivative instruments to manage risks associated with certain identifiable and anticipated transactions. Derivatives are financial and physical instruments whose fair value is determined by changes in a specified benchmark such as interest rates or commodity prices. Typical derivative instruments include futures, forward physical contracts, swaps and other instruments with similar characteristics. We have no trading derivative instruments and do not engage in hedging activity with respect to trading instruments.
     Our policy is to formally document all relationships between hedging instruments and hedged items, as well as our risk management objectives and strategies for undertaking the hedge. This process includes specific identification of the hedging instrument and the hedged transaction, the nature of the risk being hedged and how the hedging instrument’s effectiveness will be assessed. Both at the inception of the hedge and on an ongoing basis, we assess whether the derivatives used in a transaction are highly effective in offsetting changes in cash flows or the fair value of hedged items. A discussion of our derivative activities by risk category follows.
Interest Rate Derivatives
     We utilize forward-starting interest rate swaps to manage interest rate risk related to forecasted interest payments on anticipated debt issuances. This strategy is a component in controlling our cost of capital associated with such borrowings. When entering into interest rate swap transactions, we become exposed to both credit risk and market risk. We are subject to credit risk when the value of the swap transaction is positive and the risk exists that the counterparty will fail to perform under the terms of the contract. We are subject to market risk with respect to changes in the underlying benchmark interest rate that impacts the fair value of the swaps. We manage our credit risk by only entering into swap transactions with major financial institutions with investment-grade credit ratings. We manage our market risk by associating each swap transaction with an existing debt obligation or a specified expected debt issuance generally associated with the maturity of an existing debt obligation.
     Our practice with respect to derivative transactions related to interest rate risk has been to have each transaction in connection with non-routine borrowings authorized by the board of directors of Buckeye GP. In January 2009, Buckeye GP’s board of directors adopted an interest rate hedging policy which permits us to enter into certain short-term interest rate swap agreements to manage our interest rate and cash flow risks associated with the Credit Facility. In addition, in July 2009 and May 2010, Buckeye GP’s board of directors authorized us to enter into certain transactions, such as forward-starting interest rate swaps, to manage our interest rate and cash flow risks related to certain expected debt issuances associated with the maturity of existing debt obligations.
     We expect to issue new fixed-rate debt (i) on or before July 15, 2013 to repay the  $300.0 million of 4.625% Notes that are due on July 15, 2013 and (ii) on or before October 15, 2014 to repay the  $275.0 million of 5.300% Notes that are due on October 15, 2014, although no assurances can be given that the issuance of fixed-rate debt will be possible on acceptable terms. During 2009, we entered into four forward-starting interest rate swaps with a total aggregate notional amount of  $200.0 million related to the anticipated issuance of debt on or before July 15, 2013 and three forward-starting interest rate swaps with a total aggregate notional amount of  $150.0 million related to the anticipated issuance of debt on or before October 15, 2014. During 2010, we entered into two forward-starting interest rate swaps with a total aggregate notional amount of  $100.0 million related to the anticipated issuance of debt on or before July 15, 2013 and three forward-starting interest rate swaps with a total aggregate notional amount of  $125.0 million related to the anticipated issuance of debt on or before October 15, 2014. The purpose of these swaps is to hedge the variability of the forecasted interest payments on these expected debt issuances that may result from changes in the benchmark interest rate until the expected debt is issued. During the years ended December 31, 2010 and 2009, unrealized losses of  $13.3 million and unrealized gains of  $17.2 million, respectively, were recorded in AOCI to reflect the change in the fair values of the forward-starting interest rate swaps. We designated the swap agreements as cash flow hedges at inception and expect the changes in values to be highly correlated with the changes in value of the underlying borrowings.
     Over the next twelve months, we expect to reclassify  $1.0 million of AOCI as an increase to interest expense that was generated by forward-starting interest rate swaps terminated in 2008 associated with our 6.050% Notes.
     On January 13, 2011, we sold the 4.875% Notes in an underwritten public offering. The notes were issued at 99.62% of their principal amount. Total proceeds from this offering, after underwriters’ fees, expenses and debt issuance costs of  $4.5 million, were approximately  $643.0 million, and were used to fund a portion of the purchase price for our acquisition of BORCO (see Note 26). In December 2010, in connection with the proposed offering, we entered into a treasury lock agreement to fix the ten-year treasury rate at 3.3375% per annum on a notional amount of  $650.0 million. In January 2011, we subsequently cash-settled the treasury lock agreement upon the issuance of the 4.875% Notes and received approximately  $0.5 million, which will be recognized as a reduction to interest expense over the ten-year term of the 4.875% Notes.
Commodity Derivatives
     Our Energy Services segment primarily uses exchange-traded refined petroleum product futures contracts to manage the risk of market price volatility on its refined petroleum product inventories and its physical commodity forward fixed-price purchase and sales contracts. The derivative contracts used to hedge refined petroleum product inventories are primarily designated as fair value hedges. Accordingly, our method of measuring ineffectiveness compares the change in the fair value of New York Mercantile Exchange (“NYMEX”) futures contracts to the change in fair value of our hedged fuel inventory. Hedge accounting is discontinued when the hedged fuel inventory is sold or when the related derivative contracts expire. In addition, we periodically enter into offsetting exchange-traded futures contracts to economically close-out an existing futures contract based on a near-term expectation to sell a portion of our fuel inventory. These offsetting derivative contracts are not designated as hedging instruments and any resulting gains or losses are recognized in earnings during the period. The fair values of futures contracts for inventory designated as hedging instruments in the following tables have been presented net of these offsetting futures contracts.
     Our Energy Services segment has not used hedge accounting with respect to its physical derivative contracts. Therefore, our physical derivative contracts and the related futures contracts used to offset the changes in fair value of the fixed-price contracts are all marked-to-market on the consolidated balance sheets with gains and losses being recognized in earnings during the period. In addition, futures contracts were executed to economically hedge a portion of the Energy Services segment’s refined petroleum products held in inventory. The mark-to-market is recorded on the consolidated balance sheet with gains and losses being recognized in earnings during the period.
     In order to hedge the cost of natural gas used to operate our turbine engines at our Linden, New Jersey location, our Pipelines & Terminals segment bought natural gas futures contracts in March 2009 with terms that coincide with the remaining term of an ongoing natural gas supply contract (through July 2011). We designated the futures contract as a cash flow hedge at inception.
     The following table summarizes our commodity derivative instruments outstanding at December 31, 2010 (amounts in thousands of gallons, except as noted):

	Volume (1)		Accounting
Derivative Purpose	Current	Long-Term	Treatment

Derivatives NOT designated as hedging instruments:
Physical derivative contracts	4,444	—	Mark-to-market
Futures contracts for refined products	21,492	—	Mark-to-market

Derivatives designated as hedging instruments:
Futures contracts for refined products	126,882	—	Fair Value Hedge
Futures contracts for natural gas (BBtu) (2)	210	—	Cash Flow Hedge

(1)	Volume represents absolute value of net notional volume position.

(2)	BBtu represents one billion British thermal units.
     The following table sets forth the fair value of each classification of derivative instruments at the dates indicated (in thousands):

	December 31, 2010
	Derivatives	Derivatives		Netting
	NOT Designated	Designated	Derivative	Balance
	as Hedging	as Hedging	Net Carrying	Sheet
	Instruments	Instruments	Value	Adjustment	Total
Physical derivative contracts	$1,552	$—	$1,552	$(30)	$1,522
Futures contracts for refined products	36,916	—	36,916	(36,804)	112

Total current derivative assets	38,468	—	38,468	(36,834)	1,634

Interest rate contracts	—	5,351	5,351	(1,459)	3,892

Total long-term derivative assets	—	5,351	5,351	(1,459)	3,892

Physical derivative contracts	(3,930)	—	(3,930)	30	(3,900)
Futures contracts for refined products	(21,368)	(28,071)	(49,439)	36,804	(12,635)
Futures contract for natural gas	—	(206)	(206)	—	(206)
Interest rate contracts	—	(2,003)	(2,003)	1,459	(544)

Total current derivative liabilities	(25,298)	(30,280)	(55,578)	38,293	(17,285)

Net derivative assets/(liabilities)	$13,170	$(24,929)	$(11,759)	$—	$(11,759)

	December 31, 2009
	Derivatives	Derivatives		Netting
	NOT Designated	Designated	Derivative	Balance
	as Hedging	as Hedging	Net Carrying	Sheet
	Instruments	Instruments	Value	Adjustment	Total
Physical derivative contracts	$4,959	$—	$4,959	$—	$4,959
Futures contracts for refined products	7,594	1,992	9,586	(9,586)	—
Futures contract for natural gas	—	312	312	(312)	—

Total current derivative assets	12,553	2,304	14,857	(9,898)	4,959

Interest rate contracts	—	17,204	17,204	—	17,204

Total long-term derivative assets	—	17,204	17,204	—	17,204

Physical derivative contracts	(3,662)	—	(3,662)	—	(3,662)
Futures contracts for refined products	(384)	(20,517)	(20,901)	9,586	(11,315)
Futures contract for natural gas	—	—	—	312	312

Total current derivative liabilities	(4,046)	(20,517)	(24,563)	9,898	(14,665)

Net derivative assets/(liabilities)	$8,507	$(1,009)	$7,498	$—	$7,498

     The following table sets forth the location of derivative instruments on our consolidated balance sheets at the dates indicated (in thousands):

	December 31,
	2010	2009
Derivative assets	$1,634	$4,959
Other non-current assets	3,892	17,204
Derivative liabilities	(17,285)	(14,665)

Total	$(11,759)	$7,498

     Our hedged inventory portfolio extends to the second quarter of 2011. The majority of the unrealized loss of  $28.1 million at December 31, 2010 for inventory hedges represented by futures contracts will be realized by the first quarter of 2011 as the related inventory is sold. A loss of  $2.0 million and a gain of  $2.6 million were recorded on inventory hedges that were ineffective for the years ended December 31, 2010 and 2009, respectively. The time value component of the derivative instrument’s fair value was excluded from our hedge assessment and a loss of  $3.8 million and a gain of  $12.7 million was recorded during the years ended December 31, 2010 and 2009, respectively. At December 31, 2010, open refined petroleum product derivative contracts varied in duration in the overall portfolio, but did not extend beyond October 2011. In addition, at December 31, 2010, we had refined petroleum product inventories that we intend to use to satisfy a portion of the physical derivative contracts.
     The gains and losses on our derivative instruments recognized in income were as follows for the periods indicated (in thousands):

		Gain (Loss) Recognized
		in Income on Derivatives
		Year Ended December 31,
	Location	2010	2009
Derivatives NOT designated as hedging instruments:
Physical derivative contracts	Product sales	$3,032	$(6,881)
Futures contracts for refined products	Cost of product sales and natural gas storage services	22,073	15,653

Derivatives designated as fair value hedging instruments:
Futures contracts for refined products	Cost of product sales and natural gas storage services	$(61,235)	$(47,012)
     The gains and losses reclassified from AOCI to income and the change in value recognized in other comprehensive income (“OCI”) on our derivatives were as follows for the periods indicated (in thousands):

		Gain (Loss) Reclassified
		From AOCI to Income (1)
		Year Ended December 31,
	Location	2010	2009
Derivatives designated as cash flow hedging instruments:
Futures contracts for natural gas	Cost of product sales and natural gas storage services	$(428)	$(462)
Futures contracts for refined products	Cost of product sales and natural gas storage services	—	(146)
Interest rate contracts	Interest and debt expense	(964)	(1,240)

(1)	For periods prior to the Merger, amounts related to AOCI were included in noncontrolling interests.

	Change in Value Recognized
	in OCI on Derivatives
	Year Ended December 31,
	2010	2009
Derivatives designated as cash flow hedging instruments:
Futures contracts for natural gas	$(929)	$(164)
Interest rate contracts	(13,856)	16,999
Fair Value Measurements
     Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at a specified measurement date. Our fair value estimates are based on either (i) actual market data or (ii) assumptions that other market participants would use in pricing an asset or liability, including estimates of risk. Recognized valuation techniques employ inputs such as product prices, operating costs, discount factors and business growth rates. These inputs may be either readily observable, corroborated by market data or generally unobservable. In developing our estimates of fair value, we endeavor to utilize the best information available and apply market-based data to the extent possible. Accordingly, we utilize valuation techniques (such as the income or market approach) that maximize the use of observable inputs and minimize the use of unobservable inputs.
     A three-tier hierarchy has been established that classifies fair value amounts recognized or disclosed in the financial statements based on the observability of inputs used to estimate such fair values. The hierarchy considers fair value amounts based on observable inputs (Levels 1 and 2) to be more reliable and predictable than those based primarily on unobservable inputs (Level 3). At each balance sheet reporting date, we categorize our financial assets and liabilities using this hierarchy. The characteristics of fair value amounts classified within each level of the hierarchy are described as follows:
•	Level 1 inputs are based on quoted prices, which are available in active markets for identical assets or liabilities as of the reporting date. Active markets are defined as those in which transactions for identical assets or liabilities occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

•	Level 2 inputs are based on pricing inputs other than quoted prices in active markets and are either directly or indirectly observable as of the measurement date. Level 2 fair values include instruments that are valued using financial models or other appropriate valuation methodologies and include the following:
•	Quoted prices in active markets for similar assets or liabilities.

•	Quoted prices in markets that are not active for identical or similar assets or liabilities.

•	Inputs other than quoted prices that are observable for the asset or liability.

•	Inputs that are derived primarily from or corroborated by observable market data by correlation or other means.
•	Level 3 inputs are based on unobservable inputs for the asset or liability. Unobservable inputs are used to measure fair value to the extent that observable inputs are not available, thereby allowing for situations in which there is little, if any, market activity for the asset or liability at the measurement date. Unobservable inputs reflect the reporting entity’s own ideas about the assumptions that market participants would use in pricing an asset or liability (including assumptions about risk). Unobservable inputs are based on the best information available in the circumstances, which might include the reporting entity’s internally developed data. The reporting entity must not ignore information about market participant assumptions that is reasonably available without undue cost and effort. Level 3 inputs are typically used in connection with internally developed valuation methodologies where management makes its best estimate of an instrument’s fair value.
Recurring
     The following table sets forth financial assets and liabilities, measured at fair value on a recurring basis, as of the measurement dates, December 31, 2010 and 2009, and the basis for that measurement, by level within the fair value hierarchy (in thousands):

	December 31,
	2010		2009
		Significant		Significant
	Quoted Prices	Other	Quoted Prices	Other
	in Active	Observable	in Active	Observable
	Markets	Inputs	Markets	Inputs
	(Level 1)	(Level 2)	(Level 1)	(Level 2)
Financial assets:
Physical derivative contracts	$—	$1,522	$—	$4,959
Futures contracts for refined products	112	—	—	—
Futures contracts for natural gas	—	—	312	—
Asset held in trust	—	—	1,793	—
Interest rate derivatives	—	3,892	—	17,204

Financial liabilities:
Physical derivative contracts	—	(3,900)	—	(3,662)
Futures contracts for refined products	(12,635)	—	(11,315)	—
Futures contracts for natural gas	(206)	—	—	—
Interest rate derivatives	—	(544)	—	—

Fair value	$(12,729)	$970	$(9,210)	$18,501

     The values of the Level 1 derivative assets and liabilities were based on quoted market prices obtained from the NYMEX. The value of the Level 1 asset held in trust was obtained from quoted market prices.
     The values of the Level 2 interest rate derivatives were determined using expected cash flow models, which incorporated market inputs including the implied LIBOR yield curve for the same period as the future interest rate swap settlements.
     The values of the Level 2 physical derivative contracts assets and liabilities were calculated using market approaches based on observable market data inputs, including published commodity pricing data, which is verified against other available market data, and market interest rate and volatility data. Level 2 physical derivative contract assets are net of credit value adjustments (“CVA”) determined using an expected cash flow model, which incorporates assumptions about the credit risk of the physical derivative contracts based on the historical and expected payment history of each customer, the amount of product contracted for under the agreement and the customer’s historical and expected purchase performance under each contract. The Energy Services segment determined CVA is appropriate because few of the Energy Services segment’s customers entering into these physical derivative contracts are large organizations with nationally-recognized credit ratings. The Level 2 physical derivative contracts assets of  $1.5 million and  $5.0 million as of December 31, 2010 and 2009, respectively, are net of CVA of ( $0.2) million and ( $0.9) million, respectively.
Non-Recurring
     Certain nonfinancial assets and liabilities are measured at fair value on a nonrecurring basis and are subject to fair value adjustments in certain circumstances, such as when there is evidence of impairment. The following table presents the fair value of an asset carried on the consolidated balance sheet by asset classification and by level within the valuation hierarchy (as described above) at the date indicated for which a nonrecurring change in fair value was recorded during the year ended December 31, 2009 (in thousands):

	December 31,				Total
	2009	Level 1	Level 2	Level 3	Losses
Assets held for sale (1)	$22,000	$22,000	$—	$—	$59,724

(1)	Represents inventory and plant, property and equipment included in assets held for sale at December 31, 2009 (see Note 4).
     As a result of a loss in the customer base utilizing the Buckeye NGL Pipeline, we recorded a non-cash impairment charge of  $59.7 million during the year ended December 31, 2009. The estimated fair value was based on the proceeds from the sale of our ownership interest in Buckeye NGL in January 2010.

Pensions and Other Postretirement Benefits	12 Months Ended
Dec. 31, 2010
Pensions and Other Postretirement Benefits [Abstract]
PENSIONS AND OTHER POSTRETIREMENT BENEFITS
17. PENSIONS AND OTHER POSTRETIREMENT BENEFITS
RIGP and Retiree Medical Plan
     Services Company, which employs the majority of our workforce, sponsors a retirement income guarantee plan (“RIGP”), which is a defined benefit plan that generally guarantees employees hired before January 1, 1986 a retirement benefit based on years of service and the employee’s highest compensation for any consecutive 5-year period during the last 10 years of service or other compensation measures as defined under the respective plan provisions. The retirement benefit is subject to reduction at varying percentages for certain offsetting amounts, including benefits payable under a retirement and savings plan discussed further below. Services Company funds the plan through contributions to pension trust assets, generally subject to minimum funding requirements as provided by applicable law.
     Services Company also sponsors an unfunded post-retirement benefit plan (the “Retiree Medical Plan”), which provides health care and life insurance benefits to certain of its retirees. To be eligible for these benefits, an employee must have been hired prior to January 1, 1991 and meet certain service requirements.
     Pursuant to the previously mentioned VERP and involuntary reduction in workforce (see Note 3), we recognized a settlement in the RIGP of approximately  $14.0 million for the year ended December 31, 2009 as a result of participants in the RIGP receiving lump sum benefit payments. In addition, we recorded a curtailment in the Retiree Medical Plan of approximately  $1.1 million for the year ended December 31, 2009 as a result of certain participants affected by the VERP and involuntary reduction in workplace being eligible for benefits under the Retiree Medical Plan.
     Certain employees who were eligible for RIGP benefits retired in 2008. The RIGP provides an option for the retiree to elect a calculated lump sum payment, rather than a retirement annuity, after the participant’s retirement date. The RIGP recognizes pension settlements when payments exceed the sum of service and interest cost components of net periodic pension cost for the plan for the fiscal year. The RIGP settled about 10% of the unrecognized losses related to these lump sum payments which resulted in a one-time charge of  $1.4 million.
     The following table provides a reconciliation of projected benefit obligations, plan assets and the funded status of the RIGP and the Retiree Medical Plan for the periods indicated (in thousands):

	RIGP		Retiree Medical Plan
	Year Ended December 31,		Year Ended December 31,
	2010	2009	2010	2009
Change in benefit obligation:
Benefit obligation at beginning of year	$19,103	$27,134	$35,449	$34,877
Service cost	263	495	295	339
Interest cost	906	1,182	1,982	1,941
Plan participants’ contributions	—	—	397	295
Part D reimbursement	—	—	—	245
Actuarial loss (gain)	1,281	4,399	4,490	(964)
Curtailments	—	—	—	1,091
Settlements	—	(13,977)	—	—
Benefit payments	(3,594)	(130)	(2,778)	(2,375)

Benefit obligation at end of year	$17,959	$19,103	$39,835	$35,449

Change in plan assets:
Fair value of plan assets at beginning of year	$5,427	$10,433	$—	$—
Actual return on plan assets	244	(358)	—	—
Plan participants’ contributions	—	—	397	295
Part D reimbursement	—	—	—	245
Employer contribution	2,730	9,459	2,381	1,835
Settlements	—	(13,977)	—	—
Benefits paid	(3,594)	(130)	(2,778)	(2,375)

Fair value of plan assets at end of year	$4,807	$5,427	$—	$—

Funded status at end of year	$(13,152)	$(13,676)	$(39,835)	$(35,449)

     Amounts recognized in our consolidated balance sheets consist of the following at the dates indicated (in thousands):

	RIGP		Retiree Medical Plan
	December 31,		December 31,
	2010	2009	2010	2009
Liabilities:
Accrued employee benefit liabilities — current	$—	$—	$3,817	$3,287

Accrued employee benefit liabilities — noncurrent	$13,152	$13,676	$36,018	$32,162

AOCI: (1)
Net actuarial loss	$9,829	$9,416	$15,103	$11,508
Prior service credit	—	(46)	(7,318)	(10,283)

Total	$9,829	$9,370	$7,785	$1,225

(1)	For periods prior to the Merger, amounts related to AOCI were included in noncontrolling interests.
     Information regarding the accumulated benefit obligation in excess of plan assets for the RIGP is as follows at the dates indicated (in thousands):

	RIGP
	December 31,
	2010	2009
Projected benefit obligation	$17,959	$19,103
Accumulated benefit obligation	11,119	13,156
Fair value of plan assets	4,807	5,427
     The assumptions used in determining net benefit cost for the RIGP and the Retiree Medical Plan were as follows for the periods indicated:

	RIGP			Retiree Medical Plan
	Year Ended December 31,			Year Ended December 31,
	2010	2009	2008	2010	2009	2008
Weighted average expense assumptions:
Discount rate	5.3%	5.5%	5.5%	5.8%	5.8%	5.8%
Expected return on plan assets	6.0%	7.5%	8.5%	N/A	N/A	N/A
Rate of compensation increase	4.0%	4.0%	4.0%	N/A	N/A	N/A
     The assumptions used in determining net benefit liabilities for the RIGP and the Retiree Medical Plan were as follows at the dates indicated:

	RIGP		Retiree Medical Plan
	December 31,		December 31,
	2010	2009	2010	2009
Weighted average balance sheet assumptions:
Discount rate	4.7%	5.5%	5.8%	5.8%
Rate of compensation increase	4.0%	4.0%	N/A	N/A
     The expected return on plan assets was determined by a review of projected future returns along with historical returns of portfolios with similar investments as those in the plan.
     The assumed annual rate of increase in the per capita cost of covered health care benefits as of December 31, 2010 in the Retiree Medical Plan was 8.5% for 2011, decreasing each year to a rate of 5.0% in 2017 and thereafter.
     Assumed healthcare cost trend rates may have a significant effect on the amounts reported for the Retiree Medical Plan. To illustrate, increasing or decreasing the assumed health care cost trend rates by one percentage point for each future year would have had the following effects on 2010 results:

	1%	1%
	Increase	(Decrease)
Effect on total service cost and interest cost components	$121	$(107)
Effect on postretirement benefit obligation	1,585	(1,419)
     The components of the net periodic benefit cost and other amounts recognized in OCI for the RIGP and the Retiree Medical Plan were as follows for the periods indicated (in thousands):

	RIGP			Retiree Medical Plan
	Year Ended December 31,			Year Ended December 31,
	2010	2009	2008	2010	2009	2008
Components of net periodic benefit cost:
Service cost	$263	$495	$723	$294	$339	$382
Interest cost	907	1,182	1,018	1,982	1,941	1,947
Expected return on plan assets	(344)	(570)	(1,030)	—	—	—
Recognized gain due to curtailments	—	—	—	—	(749)	—
Amortization of prior service cost benefit	(46)	(485)	(454)	(2,964)	(3,240)	(3,438)
Actuarial loss due to settlements	—	7,280	1,371	—	—	—
Amortization of unrecognized losses	967	1,069	296	894	1,016	1,023

Net periodic benefit costs	$1,747	$8,971	$1,924	$206	$(693)	$(86)

Other changes in plan assets and benefit obligations recognized in OCI:
Net actuarial loss (gain)	$1,380	$5,328	$9,517	$4,490	$875	(2,669)
Amortization of net actuarial gain	(967)	(1,069)	(296)	(894)	(1,016)	(1,023)
Actuarial loss due to settlements	—	(7,280)	(1,371)	—	—	—
Amortization of prior service cost	46	485	454	2,964	3,240	3,438

Total recognized in OCI	$459	$(2,536)	$8,304	$6,560	$3,099	$(254)

Total recognized in net period benefit cost and OCI	$2,206	$6,435	$10,228	$6,766	$2,406	$(340)

     During the year ended December 31, 2011, we expect that the following amounts currently included in OCI will be recognized in our consolidated statement of operations (in thousands):

		Retiree
		Medical
	RIGP	Plan
Amortization of unrecognized losses	$1,080	$1,151
Amortization of prior service cost benefit	—	(2,964)
     We estimate the following benefit payments, which reflect expected future service, as appropriate, will be paid in the years indicated (in thousands):

		Retiree
		Medical
	RIGP	Plan
2011	$2,198	$3,913
2012	1,568	3,023
2013	1,405	3,111
2014	1,415	3,129
2015	1,667	3,185
Thereafter	8,680	15,000
     A minimum funding contribution is not required to be made to the RIGP during 2011. Funding requirements for subsequent years are uncertain and will depend on whether there are any changes in the actuarial assumptions used to calculate plan funding levels, the actual return on plan assets and any legislative or regulatory changes affecting plan funding requirements. For tax planning, financial planning, cash flow management or cost reduction purposes, we may increase, accelerate, decrease or delay contributions to the plan to the extent permitted by law.
     We do not fund the Retiree Medical Plan and, accordingly, no assets are invested in the plan. A summary of investments in the RIGP are as follows at the dates indicated (in thousands):

	December 31,
	2010		2009
	Quoted Prices		Quoted Prices
	in Active	Unobservable	in Active	Unobservable
	Markets	Inputs	Markets	Inputs
	(Level 1)	(Level 3)	(Level 1)	(Level 3)
Mutual fund — equity securities (1)	$609	$—	$1,701	$—
Mutual fund — money market	760	—	162	—
Coal lease (2)	—	3,438	—	3,564

Fair value of plan assets	$1,369	$3,438	$1,863	$3,564

(1)	This mutual fund generally seeks long-term growth of capital and income and invests in a diversified portfolio consisting of approximately 80% in equities and the remainder in income-providing securities, such as preferred stocks, high-grade bonds or money market securities.

(2)	This value was determined using an expected present value of future cash flows valuation model. This plan asset relates to a 20.8% interest in a coal lease, which derives value from specified minimum royalty payments received from CONSOL Energy Inc. related to coal reserves mined from two Pennsylvania mines owned by the lessor. The coal lease extends through 2023.
     The following table summarizes the activity in our Level 3 pension assets for the periods indicated (in thousands):

	Year Ended
	December 31,
	2010	2009
Beginning balance, January 1	$3,564	$4,365
Lease payments received	392	381
Unrealized loss	(126)	(801)
Transfers out of Level 3	(392)	(381)

Ending balance, December 31	$3,438	$3,564

     The RIGP investment policy does not target specific asset classes, but seeks to balance the preservation and growth of capital in the plan’s mutual fund investments with the income derived with proceeds from the coal lease. While no significant changes in the asset allocation of the plan are expected during the upcoming year, Services Company may make changes at any time.
Retirement and Savings Plan
     Services Company also sponsors a retirement and savings plan (the “Retirement and Savings Plan”) through which it provides retirement benefits for substantially all of its regular full-time employees, except those covered by certain labor contracts. The Retirement and Savings Plan consists of two components. Under the first component, Services Company contributes 5% of each eligible employee’s covered salary to an employee’s separate account maintained in the Retirement and Savings Plan. Under the second component, for all employees not participating in the ESOP, Services Company makes a matching contribution into the employee’s separate account for 100% of an employee’s contribution to the Retirement and Savings Plan up to 5% (or 6% if an employee has over 20 years of service) of an employee’s eligible covered salary. For Services Company employees who participate in the ESOP, Services Company does not make a matching contribution. Total costs of the Retirement and Savings Plan were approximately  $6.0 million,  $7.1 million and  $5.6 million during the years ended December 31, 2010, 2009 and 2008, respectively.
     Services Company also participates in a multi-employer retirement income plan that provides benefits to employees covered by certain labor contracts. Pension expense for the plan was  $0.3 million,  $0.3 million and  $0.2 million during the years ended December 31, 2010, 2009 and 2008, respectively.
     In addition, Services Company contributes to a multi-employer postretirement benefit plan that provides health care and life insurance benefits to employees covered by certain labor contracts. The cost of providing these benefits was  $0.3 million,  $0.2 million and  $0.2 million during the years ended December 31, 2010, 2009 and 2008, respectively.

Unit-Based Compensation Plans	12 Months Ended
Dec. 31, 2010
Unit-Based Compensation Plans [Abstract]
UNIT-BASED COMPENSATION PLANS
18. UNIT-BASED COMPENSATION PLANS
     BGH GP has an Equity Compensation Plan for certain members of BGH GP’s senior management, who also serve as our senior management. Compensation expense recorded with respect to the override units, prior to the modification discussed below, was  $1.2 million,  $1.3 million and  $1.4 million for the years ended December 31, 2010, 2009 and 2008, respectively. On December 31, 2010, BGH GP modified the override unit plan, which resulted in the recognition of  $21.1 million of additional compensation expense.
     We award unit-based compensation to employees and directors primarily under the LTIP, which became effective in March 2009. We formerly awarded options to acquire LP Units to employees pursuant to the Option Plan. We recognized compensation expense related to the LTIP and the Option Plan of  $7.7 million,  $3.1 million and  $0.5 million for the years ended December 31, 2010, 2009 and 2008, respectively. These compensation plans are discussed below.
Management Units
     Prior to BGH’s initial public offering of its common units (the “IPO”) on August 9, 2006, our general partner was owned by MainLine, L.P. (“MainLine”), a privately held limited partnership. In May 2004, MainLine instituted a Unit Compensation Plan and issued 16,216,668 Class B Units to certain members of senior management.
     Coincident with BGH’s IPO on August 9, 2006, the equity interests of MainLine were exchanged for BGH’s equity interests. The Class B Units of MainLine were exchanged for 1,362,000 of BGH’s management units. Pursuant to the terms of the exchange, 70%, or 953,400 management units, became vested immediately upon their exchange, and the remaining 30%, or 408,600 of the management units, were subject to vesting over a three year period. However, coincident with the sale of Carlyle/Riverstone BPL Holdings II, L.P.’s interests in BGH in June of 2007, all the remaining unvested management units immediately vested and were expensed. There were no additional management units available for issue.
     We recognized deferred compensation in 2006 for the management units for which both (i) vesting was accelerated compared to the MainLine Class B Units, and (ii) were now deemed probable of vesting compared to our previous estimates. We determined that these criteria applied to 272,400 management units, the market value of which was  $17.00 per unit or approximately  $4.6 million in total at August 9, 2006. Of the total equity compensation charge of  $4.6 million, we expensed approximately  $3.5 million in 2006. The balance of  $1.1 million was recorded as compensation expense in the first half of 2007. In connection with the Merger, the outstanding management units were converted into common units and then exchanged for LP Units using a ratio of 0.705 LP Units per common unit. At December 31, 2010, no management units were outstanding.
BGH GP’s Override Units
     Effective on June 25, 2007, BGH GP instituted an Equity Compensation Plan for certain members of BGH GP’s senior management. This Equity Compensation Plan included both time-based and performance-based participation in the equity of BGH GP (but not ours) referred to as override units. We were required to reflect, as compensation expense and a corresponding contribution to Unitholders’ equity, the fair value of the compensation. We are not the sponsor of this plan and have no obligations with respect to it. Compensation expense recorded with respect to the override units, prior to the modification, was  $1.2 million,  $1.3 million and  $1.4 million for the years ended December 31, 2010, 2009 and 2008, respectively. On December 31, 2010, BGH GP modified the override unit plan, which resulted in the recognition of  $21.1 million of additional compensation expense.
     The override units consisted of three equal tranches of units consisting of: Value A Units, Value B Units and Operating Units. The Operating Units vested over four years semi-annually beginning with a one-year cliff. The Value A Units generally vested based on the occurrence of an exit event as discussed below, an investment return of 2.0 times the original investment and an internal rate of return of at least 10%. The Value B Units generally vest based on the occurrence of an exit event, an investment return of 3.5 times the original investment and an internal rate of return of at least 10% or on a pro-rata basis on an investment return ranging from 2.0 to 3.5 times the original investment and an internal rate of return of at least 10%.
     The above-noted exit event is generally defined as the sale by ArcLight, Kelso and their affiliates of their interests in BGH GP, the sale of substantially all the assets of BGH GP and its subsidiaries, or any other “extraordinary” transaction that the Board of Directors of BGH GP determines is an exit event.
     The investment return is calculated generally as the sum of all the distributions that ArcLight and Kelso have received from BGH GP prior to and through the exit event, divided by the total amount of capital contributions to BGH GP that ArcLight and Kelso have made prior to the exit event.
     In general, the override units are subject to forfeiture if a grantee resigns or is terminated for cause. Under certain conditions, as declared by the Board of BGH GP, grantees can receive interim distributions on the override units.
     On December 31, 2010, the override unit plan was modified. All outstanding unvested Value A and Operating Units were immediately vested and those vested units were exchanged for LP Units. The vesting terms of the Value B Units remained unchanged. As a result of the modification, we recognized  $21.1 million of additional compensation expense during the year ended December 31, 2010 related to the Value A and Operating Units. The equity plan modification expense related to the Operating Units was measured as the sum of the remaining unamortized compensation expense based on the grant-date fair values and the incremental value of the LP Units received over the calculated fair value of the Operating Units immediately prior to the modification. The fair value of the Operating Units immediately prior to the modification was calculated using a Monte Carlo simulation method that incorporated the market-based vesting condition that existed prior to the modification. The Monte Carlo simulation is a procedure to estimate the future equity value from the time of the valuation date to the exit event. The assumptions used for this estimate include an equity value of BGH GP of  $822.2 million, an expected life of 1 year, a risk-free interest rate of 0.29%, volatility of 25% and dividends of zero. The equity plan modification expense related to the Value A Units was measured as the fair value of the LP Units received in exchange.
     The following is a summary of the activity of the override units (in thousands) and the weighted average fair value per unit granted for the periods indicated. There were no override units granted during the year ended December 31, 2010.

	Number of Override Units			Total Number
			Operating	of Units
	Value A Units	Value B Units	Units	Awarded
Unvested at January 1, 2009	1,763	1,763	1,245	4,771
Granted in 2009	212	212	212	636
Vested in 2009	—	—	(422)	(422)
Forfeited in 2009	(276)	(276)	(223)	(775)

Unvested at December 31, 2009	1,699	1,699	812	4,210
Vested in 2010 (1)	(1,699)	—	(812)	(2,511)

Unvested at December 31, 2010	—	1,699	—	1,699

	Value A	Value B	Operating
2009 Weighted average fair value per unit granted	$2.33	$1.60	$3.34
2008 Weighted average fair value per unit granted	2.11	1.43	2.98

(1)	On December 31, 2010, all outstanding unvested Value A Units and Operating Units vested immediately. Vested override units were then exchanged for LP Units. Value B Units remained outstanding.
     The vesting of the Value B Units is contingent on a performance condition, namely the completion of the exit event discussed above, an investment return of 3.5 times the original investment and an internal rate of return of at least 10% or on a pro-rata basis on an investment return ranging from 2.0 to 3.5 times the original investment and an internal rate of return of at least 10%. Accordingly, no compensation expense for the Value B Units will be recorded until an exit event and other requirements to vest occur.
     At grant date, the override units were valued using the Monte Carlo simulation method that incorporated the market-based vesting condition into the grant date fair value of the unit awards. The following assumptions were used for grants during the periods indicated:

	Year Ended December 31,
	2009	2008
Current equity value (in millions)	$439.06	$439.02
Expected life in years	3.4	4.8
Risk-free interest rate	1.8%	3.0%
Volatility	0.45	0.35
LTIP
     On March 20, 2009, the LTIP became effective. The LTIP, which is administered by the Compensation Committee of the Board of Directors of Buckeye GP (the “Compensation Committee”), provides for the grant of phantom units, performance units and in certain cases, distribution equivalent rights (“DERs”) which provide the participant a right to receive payments based on distributions we make on our LP Units. Phantom units are notional LP Units whose vesting is subject to service-based restrictions or other conditions established by the Compensation Committee in its discretion. Phantom units entitle a participant to receive an LP Unit, without payment of an exercise price, upon vesting. Performance units are notional LP Units whose vesting is subject to the attainment of one or more performance goals, and which entitle a participant to receive LP Units without payment of an exercise price upon vesting. DERs are rights to receive a cash payment per phantom unit or performance unit, as applicable, equal to the per unit cash distribution we pay on our LP Units.
     The LTIP provides for the issuance of up to 1,500,000 LP Units, subject to certain adjustments. The number of LP Units that may be granted to any one individual in a calendar year will not exceed 100,000. If awards are forfeited, terminated or otherwise not paid in full, the LP Units underlying such awards will again be available for purposes of the LTIP. Persons eligible to receive grants under the LTIP are (i) officers and employees of Buckeye GP and any of our affiliates who provide services to us and (ii) independent members of the Board of Directors of Buckeye GP or of MainLine Management. Phantom units or performance units may be granted to participants at any time as determined by the Compensation Committee. After giving effect to the issuance or forfeiture of phantom unit and performance unit awards through December 31, 2010, awards representing a total of 1,115,926 additional LP Units could be issued under the LTIP.
     The fair values of both the performance unit and phantom unit grants are based on the average market price of our LP Units on the date of grant. Compensation expense equal to the fair value of those performance unit and phantom unit awards that are expected to vest is estimated and recorded over the period the grants are earned, which is the vesting period. Compensation expense estimates are updated periodically. The vesting of the performance unit awards is also contingent upon the attainment of predetermined performance goals. Depending on the estimated probability of attainment of those performance goals, the compensation expense recognized related to the awards could increase or decrease over the remaining vesting period. Quarterly distributions related to DERs associated with phantom and performance units are recorded as a reduction of our Limited Partners’ Capital on the consolidated balance sheets.
     On December 16, 2009, the Compensation Committee approved the terms of the Buckeye Partners, L.P. Unit Deferral and Incentive Plan (“Deferral Plan”). The Compensation Committee is expressly authorized to adopt the Deferral Plan under the terms of the LTIP, which grants the Compensation Committee the authority to establish a program pursuant to which our phantom units may be awarded in lieu of cash compensation at the election of the employee. At December 31, 2010 and 2009, eligible employees were allowed to defer up to 50% of their 2010 and 2009 compensation award under our Annual Incentive Compensation Plan or other discretionary bonus program in exchange for grants of phantom units equal in value to the amount of their cash award deferral (each such unit, a “Deferral Unit”). Participants also receive one matching phantom unit for each Deferral Unit. Approximately  $1.8 million of 2009 compensation awards had been deferred at December 31, 2009, for which 62,332 phantom units (including matching units) were granted during 2010. These 2010 grants are included as granted in the LTIP activity table below. Approximately  $1.6 million of 2010 compensation awards had been deferred at December 31, 2010 for which phantom units will be granted in 2011.
Awards under the LTIP
     During the year ended December 31, 2010, the Compensation Committee granted 123,998 phantom units to employees (including the 62,332 phantom units granted pursuant to the Deferral Plan discussed above), 12,000 phantom units to independent directors of Buckeye GP and MainLine Management, and 123,338 performance units to employees. The vesting criteria for the performance units are the attainment of a performance goal, defined in the award agreements as “distributable cash flow per unit”, during the third year of a three-year period and remaining employed by us throughout such three-year period.
     Phantom unit grantees will be paid quarterly distributions on DERs associated with phantom units over their respective vesting periods of one-year or three-years in the same amounts per phantom unit as distributions paid on our LP Units over those same one-year or three-year periods. The amount paid with respect to phantom unit distributions was  $0.6 million and  $0.1 million for the years ended December 31, 2010 and 2009, respectively. Distributions may be paid on performance units at the end of the three-year vesting period. In such case, DERs will be paid on the number of LP Units for which the performance units will be settled.
     The following table sets forth the LTIP activity for the periods indicated (dollars in thousands):

		Weighted
		Average
		Grant Date
	Number of	Fair Value
	LP Units	per LP Unit (1)	Total Value
Unvested at January 1, 2010	140,095	$39.81	$5,577
Granted	259,336	56.26	14,590
Vested	(18,642)	39.20	(731)
Forfeited	(15,876)	49.50	(786)

Unvested at December 31, 2010	364,913	$51.11	$18,650

(1)	Determined by dividing the aggregate grant date fair value of awards by the number of awards issued. The weighted-average grant date fair value per LP Unit for forfeited and vested awards is determined before an allowance for forfeitures.
     At December 31, 2010, approximately  $10.0 million of compensation expense related to the LTIP is expected to be recognized over a weighted average period of approximately 1.7 years.
Unit Option and Distribution Equivalent Plan
     We also sponsor the Option Plan pursuant to which we historically granted options to employees to purchase LP Units at the market price of our LP Units on the date of grant. Generally, the options vest three years from the date of grant and expire ten years from the date of grant. As unit options are exercised, we issue new LP Units to the holder. We have not historically repurchased, and do not expect to repurchase in 2011, any of our LP Units.
     For the retirement eligibility provisions of the Option Plan, we follow the non-substantive vesting method and recognize compensation expense immediately for options granted to retirement-eligible employees, or over the period from the grant date to the date retirement eligibility is achieved. Unit-based compensation expense recognized in the consolidated statements of operations for the year ended December 31, 2010 is based upon options ultimately expected to vest. Forfeitures have been estimated at the time of grant and will be revised, if necessary, in subsequent periods if actual forfeitures differ from those estimates. Forfeitures were estimated based upon historical experience.
     Generally, compensation expense is recognized based on the fair value on the date of grant estimated using a Black-Scholes option pricing model. We recognize compensation expense for these awards granted on a straight-line basis over the requisite service period. Compensation expense is based on options ultimately expected to vest by estimating forfeitures at the date of grant based upon historical experience and revising those estimates, if necessary, in subsequent periods if actual forfeitures differ from those estimates.
     Due to regulations adopted under Internal Revenue Code Section 409A, holders of options granted during 2008 would have been subject to certain adverse tax consequences if the terms of the grant were not modified. We received the approval of the holders of options granted in 2008 to shorten the term of those options to avoid the adverse tax consequences under Section 409A. Options granted before January 1, 2008 were not impacted by the Internal Revenue Service regulations. This modification did not have a material impact on our financial results. Following the adoption of the LTIP on March 20, 2009, we ceased making additional grants under the Option Plan.
     The fair value of unit options granted to employees was estimated using the Black-Scholes option pricing model with the following assumptions for the period indicated:

Year Ended
December 31, 2008
Expected dividend yield	6.3%
Expected unit price volatility	16.0%
Risk-Free interest rate	2.7%
Expected life (in years)	4.8
Weighted-average fair value at grant date	$2.89
     The expected dividend yield was based on 4.8 years of historic yields of LP Units. The expected volatility was based upon 4.8 years of historical volatility of our LP Units. We used historical experience in determining the expected life assumption used to value our options. The risk-free interest rate is calculated using the U.S. Treasury yield curves in effect at the time of grant, for the periods within the expected life of the options. There were no option grants during 2009 or 2010.
     The following is a summary of the changes in the options outstanding (all of which are vested or are expected to vest) under the Option Plan for the periods indicated (dollars in thousands):

			Weighted-
		Weighted-	Average
		Average	Remaining	Aggregate
	Number of	Strike Price	Contractual	Intrinsic
	LP Units	( $/LP Unit)	Term (in years)	Value(1)
Outstanding at January 1, 2010	349,400	$46.25
Exercised	(107,900)	44.41
Forfeited, cancelled or expired	300	58.96

Outstanding at December 31, 2010	241,800	47.04	5.8	$4,785

Exercisable at December 31, 2010	142,000	$45.97	4.8	$2,962

(1)	Aggregate intrinsic value reflects fully vested LP Unit options at the date indicated. Intrinsic value is determined by calculating the difference between our closing LP Unit price on the last trading day in 2010 and the exercise price, multiplied by the number of exercisable, in-the-money options.
     The total intrinsic value of options exercised during the years ended December 31, 2010, 2009 and 2008 was  $1.7 million,  $0.5 million and  $0.1 million, respectively. At December 31, 2010, total unrecognized compensation cost related to unvested options was minimal. We expect to recognize this cost over a weighted average period of 0.2 years. At December 31, 2010, 333,000 LP Units were available for grant in connection with the Option Plan. However, with the adoption and utilization of the LTIP, we do not expect to make any future grants pursuant to the Option Plan. The fair value of options vested was  $0.4 million,  $0.4 million and  $0.2 million during the years ended December 31, 2010, 2009 and 2008, respectively.

Employee Stock Ownership Plan	12 Months Ended
Dec. 31, 2010
Employee Stock Ownership Plan [Abstract]
EMPLOYEE STOCK OWNERSHIP PLAN
19. EMPLOYEE STOCK OWNERSHIP PLAN
     Services Company provides the ESOP to the majority of its employees hired before September 16, 2004. Employees hired by Services Company after September 15, 2004, and certain employees covered by a union multiemployer pension plan, do not participate in the ESOP. The ESOP owns all of the outstanding common stock of Services Company. At December 31, 2010, the ESOP was directly obligated to a third-party lender for  $1.5 million with respect to the 3.60% ESOP Notes. See Note 13 for further information.
     Services Company stock is released to employee accounts in the proportion that current payments of principal and interest on the 3.60% ESOP Notes bear to the total of all principal and interest payments due under the 3.60% ESOP Notes. Individual employees are allocated shares based upon the ratio of their eligible compensation to total eligible compensation. Eligible compensation generally includes base salary, overtime payments and certain bonuses. Total ESOP related costs charged to earnings were  $5.0 million,  $2.5 million and  $3.4 million for the years ended December 31, 2010, 2009 and 2008, respectively.

Related Party Transactions	12 Months Ended
Dec. 31, 2010
Related Party Transactions [Abstract]
RELATED PARTY TRANSACTIONS
20. RELATED PARTY TRANSACTIONS
     We are managed by Buckeye GP, our general partner. Services Company is considered a related party with respect to us. As discussed in Note 2, our consolidated financial statements include the accounts of Services Company on a consolidated basis, and all intercompany transactions have been eliminated.
     Services Company, which is beneficially owned by the ESOP, owned 1.5 million of our LP Units (approximately 2.1% of our LP Units outstanding) as of December 31, 2010. Distributions received by Services Company from us on such LP Units are used to fund obligations of the ESOP. Distributions paid to Services Company totaled  $5.9 million,  $7.2 million and  $7.4 million for the years ended December 31, 2010, 2009 and 2008, respectively. Total distributions paid to Services Company decrease over time as Services Company sells LP Units to fund benefits payable to ESOP participants who exit the ESOP.
     We incurred a senior administrative charge for certain management services performed by affiliates of Buckeye GP of  $0.5 million and  $1.9 million for the years ended December 31, 2009 and 2008, respectively. The senior administrative charge was waived indefinitely on April 1, 2009 as these affiliates are currently not providing services to us that were contemplated as being covered by the senior administrative charge. As a result, there were no related charges recorded in the last nine months of 2009 or during the year ended December 31, 2010.
     Prior to the Merger, Buckeye GP received incentive distributions from us pursuant to our partnership agreement and incentive compensation agreement. Incentive distributions were based on the level of quarterly cash distributions paid per LP Unit. Incentive distribution payments totaled  $51.0 million,  $45.7 million and  $38.9 million during the years ended December 31, 2010, 2009 and 2008, respectively.
     As discussed in Note 4, on January 18, 2008, we acquired all the member interests of Lodi Gas. The Lodi Gas acquisition was a related party transaction because Lodi Gas was indirectly owned by affiliates of ArcLight. Due to ArcLight’s indirect ownership interest in Buckeye GP, the Audit Committee of Buckeye GP, made up of independent directors and represented by independent legal counsel and financial advisors, reviewed and approved the terms of the Lodi Gas acquisition, including the purchase price, as fair and reasonable to us in accordance with our partnership agreement.
     Two of MainLine Management’s current directors, Robb E. Turner and John F. Erhard, had an indirect ownership interest in affiliates of ArcLight, the sellers of Lodi Gas. As a result of their indirect ownership interests in those ArcLight affiliates, Messrs. Turner and Erhard received approximately  $7.9 million and  $16,700, respectively, from the sale of Lodi Gas to us in 2008.
     On August 18, 2010, we and our general partner entered into the Merger Agreement with BGH, its general partner and Merger Sub, our subsidiary. On November 19, 2010, we consummated the Merger Agreement with our general partner, BGH, BGH’s general partner, BGH GP, and Merger Sub. See Note 1 for further information regarding the Merger.

Partners' Capital and Distributions	12 Months Ended
Dec. 31, 2010
Partners' Capital and Distributions [Abstract]
PARTNERS' CAPITAL AND DISTRIBUTIONS
21. PARTNERS’ CAPITAL AND DISTRIBUTIONS
     Our LP Units represent limited partner interests, which give the holders thereof the right to participate in distributions and to exercise the other rights and privileges available to them under our partnership agreement. The partnership agreement provides that, without prior approval of our limited partners holding an aggregate of at least two-thirds of the outstanding LP Units, we cannot issue any LP Units of a class or series having preferences or other special or senior rights over the LP Units. In accordance with our partnership agreement, capital accounts are maintained for our general partner and limited partners. In conjunction with the Merger, our partnership agreement was amended. See Note 1 for further information.
Summary of Changes in Outstanding Units
     The following is a reconciliation of BGH’s common units and management units and the conversion to Buckeye’s LP Units outstanding for the periods indicated:

	General	Limited	Management
	Partner	Partners	Units	Total (1)
Units outstanding on January 1, 2008	2,830	27,766,817	530,353	28,300,000
Issuance of common units	—	—	—	—

Units outstanding at December 31, 2008	2,830	27,766,817	530,353	28,300,000
Conversion of management units to common units	—	4,396	(4,396)	—

Units outstanding at December 31, 2009	2,830	27,771,213	525,957	28,300,000
Cancellation of BGH units in connection with Merger (2)	(2,830)	(27,771,213)	(525,957)	(28,300,000)
Buckeye LP Units issued to BGH unitholders (2)	—	19,951,498	—	19,951,498
Buckeye LP Units outstanding on date of Merger	—	51,556,716	—	51,556,716
Cancellation of LP Units in connection with Merger (3)	—	(80,000)	—	(80,000)
LP Units issued pursuant to the LTIP	—	85	—	85
LP Units issued pursuant to the Option Plan	—	7,800	—	7,800

Units outstanding at December 31, 2010	—	71,436,099	—	71,436,099

(1)	Amounts presented through the date of the Merger represent historical BGH units outstanding.

(2)	On November 19, 2010, in connection with the Merger, BGH units outstanding were converted into LP Units at a ratio of 0.705 to 1.0. Buckeye issued approximately 20.0 million LP Units to BGH’s unitholders. On November 19, 2010, Buckeye had approximately 51.6 million LP Units outstanding.

(3)	In connection with the Merger, 80,000 LP Units held by BGH were cancelled.
Cash Distributions
     We generally make quarterly cash distributions to unitholders. Cash distributions paid to Unitholders of Buckeye for the years ended December 31, 2010, 2009 and 2008 were as follows (in thousands, except per LP Unit amounts):

		Amount Per	Limited	General	Total Cash
Record Date	Payment Date	LP Unit	Partners	Partner (1)	Distributions

February 5, 2008	February 29, 2008	$0.8375	$38,289	$9,130	$47,419
May 9, 2008	May 30, 2008	0.8500	41,113	9,939	51,052
August 8, 2008	August 29, 2008	0.8625	41,721	10,200	51,921
November 7, 2008	November 28, 2008	0.8750	42,326	10,461	52,787

Total			$163,449	$39,730	$203,179

February 12, 2009	February 27, 2009	$0.8875	$42,930	$10,721	$53,651
May 11, 2009	May 29, 2009	0.9000	46,227	11,686	57,913
August 7, 2009	August 31, 2009	0.9125	46,877	11,965	58,842
November 12, 2009	November 30, 2009	0.9250	47,719	12,251	59,970

Total			$183,753	$46,623	$230,376

February 16, 2010	February 26, 2010	$0.9375	$48,425	$12,543	$60,968
May 17, 2010	May 28, 2010	0.9500	49,048	12,835	61,883
August 16, 2010	August 31, 2010	0.9625	49,778	13,121	62,899
November 15, 2010	November 30, 2010	0.9750	50,432	13,402	63,834

Total			$197,683	$51,901	$249,584

(1)	Includes amounts paid to our general partner for its incentive distribution rights.
     Cash distributions paid to unitholders of BGH for the years ended December 31, 2010, 2009 and 2008 were as follows (in thousands, except per unit amounts):

		Amount Per	Total Cash
Record Date	Payment Date	unit	Distributions

February 5, 2008	February 29, 2008	$0.285	$8,066
May 9, 2008	May 30, 2008	0.300	8,490
August 8, 2008	August 29, 2008	0.310	8,773
November 7, 2008	November 28, 2008	0.320	9,056

Total			$34,385

February 12, 2009	February 27, 2009	$0.330	$9,339
May 11, 2009	May 29, 2009	0.350	9,905
August 7, 2009	August 31, 2009	0.370	10,472
November 12, 2009	November 30, 2009	0.390	11,036

Total			$40,752

February 16, 2010	February 26, 2010	$0.410	$11,603
May 17, 2010	May 28, 2010	0.430	12,169
August 16, 2010	August 31, 2010	0.450	12,735
November 15, 2010	November 30, 2010	0.470	13,301

Total			$49,808

     On February 11, 2011, we announced a quarterly distribution of  $0.9875 per LP Unit that is payable on February 28, 2011, to Unitholders of record on February 21, 2011. Total cash distributed to Unitholders on February 28, 2011 will be approximately  $79.3 million.

Earnings Per Limited Partner Unit	12 Months Ended
Dec. 31, 2010
Earnings Per Limited Partner Unit [Abstract]
EARNINGS PER LIMITED PARTNER UNIT
22. EARNINGS PER LIMITED PARTNER UNIT
     Basic and diluted earnings per LP unit is calculated by dividing net income, after deducting the amount allocated to noncontrolling interests, by the weighted-average number of LP units outstanding during the period.
     Pursuant to the Merger, BGH’s unitholders received a total of approximately 20.0 million of Buckeye’s LP Units in the aggregate in exchange for all outstanding BGH common units and management units. As a result, the number of Buckeye’s LP Units outstanding increased from 51.6 million to 71.4 million. However, for historical reporting purposes, the impact of this change was accounted for as a reverse split of BGH’s units of 0.705 to 1.0, together with the addition of Buckeye’s existing LP Units. Therefore, since BGH was the surviving accounting entity, the weighted average number of LP Units outstanding used for basic and diluted earnings per LP Unit calculations are BGH’s historical weighted average common units outstanding adjusted for the reverse unit split and the addition of Buckeye’s existing LP Units. Amounts reflecting historical BGH unit and per unit amounts included in this report have been restated for the reverse unit split.
     The following table is a reconciliation of the weighted average number of LP Units used in the basic and diluted earnings per LP unit calculations for the periods indicated (in thousands, except per LP Unit amounts):

	Year Ended December 31,
	2010	2009	2008
Net income attributable to Buckeye Partners, L.P.	$43,080	$49,594	$26,477

Basic:
Weighted average LP Units outstanding	25,627	19,578	19,578
Weighted average management units outstanding	389	374	374

Weighted average LP Units outstanding — basic	26,016	19,952	19,952

Earnings per LP Unit — basic	$1.66	$2.49	$1.33

Diluted:
Weighted average LP Units outstanding — basic	26,016	19,952	19,952
Dilutive effect of LP Unit options and LTIP awards granted	70	—	—

Weighted average LP Units outstanding — diluted	26,086	19,952	19,952

Earnings per LP Unit — diluted	$1.65	$2.49	$1.33

Business Segments	12 Months Ended
Dec. 31, 2010
Business Segments [Abstract]
BUSINESS SEGMENTS
23. BUSINESS SEGMENTS
     We operate and report in five business segments: Pipelines & Terminals; International Operations; Natural Gas Storage; Energy Services; and Development & Logistics. Effective January 1, 2011, we realigned our five business segments. We combined the Pipeline Operations and Terminalling & Storage segments into one segment, the Pipelines & Terminals segment, and moved our terminal in Yabucoa, Puerto Rico, previously included as part of the Terminalling & Storage segment, and the BORCO facility to a new International Operations segment. We have adjusted our year-to-year comparisons to conform to the current presentation.
Pipelines & Terminals
     The Pipelines & Terminals segment receives refined petroleum products from refineries, connecting pipelines, and bulk and marine terminals and transports those products to other locations for a fee and provides bulk storage and terminal throughput services in the continental United States. This segment owns and operates approximately 5,400 miles of pipeline systems in 15 states. The segment has 62 refined petroleum products terminals in 14 states with aggregate storage capacity of approximately 26.3 million barrels.
International Operations
     The International Operations segment provides marine bulk storage and marine terminal throughput services. The segment has two refined petroleum product terminals, one in Puerto Rico and one on The Grand Bahama Island, in the Bahamas, with an aggregate storage capacity of 26.2 million barrels.
Natural Gas Storage
     The Natural Gas Storage segment provides natural gas storage services at a natural gas storage facility in northern California that is owned and operated by Lodi Gas. The facility currently has 29 Bcf of working natural gas storage capacity and is connected to Pacific Gas and Electric’s intrastate gas pipelines that service natural gas demand in the San Francisco and Sacramento, California areas. The Natural Gas Storage segment does not trade or market natural gas.
Energy Services
     The Energy Services segment is a wholesale distributor of refined petroleum products in the northeastern and midwestern United States. This segment recognizes revenues when products are delivered. The segment’s products include gasoline, propane and petroleum distillates such as heating oil, diesel fuel and kerosene. The segment also has five terminals with aggregate storage capacity of approximately 1.0 million barrels. The segment’s customers consist principally of product wholesalers as well as major commercial users of these refined petroleum products.
Development & Logistics
     The Development & Logistics segment consists primarily of our contract operation of approximately 2,600 miles of third-party pipeline and terminals, which are owned principally by major oil and gas, petrochemical and chemical companies and are located primarily in Texas and Louisiana. This segment also performs pipeline construction management services, typically for cost plus a fixed fee, for these same customers. The Development & Logistics segment also includes our ownership and operation of an ammonia pipeline and our majority ownership of Sabina, located in Texas.
Adjusted EBITDA
     Adjusted EBITDA is the primary measure used by senior management, including our Chief Executive Officer, to evaluate our operating results and to allocate our resources. We define EBITDA, a measure not defined under GAAP, as net income attributable to our unitholders before interest and debt expense, income taxes and depreciation and amortization. EBITDA should not be considered an alternative to net income, operating income, cash flow from operations or any other measure of financial performance or liquidity presented in accordance with GAAP. The EBITDA measure eliminates the significant level of non-cash depreciation and amortization expense that results from the capital-intensive nature of our businesses and from intangible assets recognized in business combinations. In addition, EBITDA is unaffected by our capital structure due to the elimination of interest and debt expense and income taxes. We define Adjusted EBITDA, which is also a non-GAAP measure, as EBITDA plus: (i) non-cash deferred lease expense, which is the difference between the estimated annual land lease expense for our natural gas storage facility in the Natural Gas Storage segment to be recorded under GAAP and the actual cash to be paid for such annual land lease, (ii) non-cash unit-based compensation expense, (iii) the 2009 non-cash impairment expense of  $59.7 million related to the Buckeye NGL Pipeline that we sold in January 2010, (iv) the 2009 expense of  $32.1 million for organizational restructuring, (v) the 2010 non-cash BGH GP equity plan modification expense of  $21.1 million and (vi) income attributable to noncontrolling interests related to Buckeye for periods prior to the Merger in order to provide consistency and comparability between periods before and after the Merger.
     The EBITDA and Adjusted EBITDA data presented may not be comparable to similarly titled measures at other companies because EBITDA and Adjusted EBITDA exclude some items that affect net income attributable to our unitholders, and these items may be defined differently by other companies. Our senior management uses Adjusted EBITDA to evaluate consolidated operating performance and the operating performance of our business segments and to allocate resources and capital to the business segments. In addition, our senior management uses Adjusted EBITDA as a performance measure to evaluate the viability of proposed projects and to determine overall rates of return on alternative investment opportunities.
     We believe that investors benefit from having access to the same financial measures that we use. Further, we believe that these measures are useful to investors because they are one of the bases for comparing our operating performance with that of other companies with similar operations, although our measures may not be directly comparable to similar measures used by other companies.
     Each segment uses the same accounting policies as those used in the preparation of our consolidated financial statements. All inter-segment revenues, operating income and assets have been eliminated. All periods are presented on a consistent basis. All of our operations and assets are conducted and located in the United States or in Puerto Rico.
     Financial information about each segment, EBITDA and Adjusted EBITDA are presented below for the periods or at the dates indicated (in thousands):

	Year Ended December 31,
	2010	2009	2008

Revenue:
Pipelines & Terminals	$574,990	$529,243	$506,422
International Operations	936	—	—
Natural Gas Storage	95,337	99,163	61,791
Energy Services	2,481,566	1,125,013	1,295,925
Development & Logistics	37,696	34,136	43,498
Intersegment	(39,257)	(17,183)	(10,984)

Total revenue	$3,151,268	$1,770,372	$1,896,652

Operating income (loss):
Pipelines & Terminals	$266,184	$155,041	$201,482
International Operations	(4,656)	—	—
Natural Gas Storage	16,069	30,574	32,235
Energy Services	(1,367)	13,086	5,905
Development & Logistics	3,271	5,099	6,870

Total operating income	$279,501	$203,800	$246,492

Depreciation and amortization:
Pipelines & Terminals	$46,320	$42,791	$41,239
International Operations	—	—	—
Natural Gas Storage	6,594	5,971	4,599
Energy Services	4,933	4,204	3,386
Development & Logistics	1,743	1,733	1,610

Total depreciation and amortization	$59,590	$54,699	$50,834

	Year Ended December 31,
	2010	2009	2008

Adjusted EBITDA:
Pipelines & Terminals	$346,447	$302,164	$253,790
International Operations	(4,655)	—	—
Natural Gas Storage	29,794	41,950	41,814
Energy Services	5,861	19,335	9,443
Development & Logistics	5,193	6,718	8,528

Total Adjusted EBITDA	$382,640	$370,167	$313,575

GAAP Reconciliation:
Net income	$201,008	$141,637	$180,623
Less: net income attributable to noncontrolling interests	(157,928)	(92,043)	(154,146)

Net income attributable to Buckeye Partners, L.P.	43,080	49,594	26,477
Interest and debt expense	89,169	75,147	75,410
Income tax (benefit) expense	(919)	(343)	801
Depreciation and amortization	59,590	54,699	50,834

EBITDA	190,920	179,097	153,522
Net income attributable to noncontrolling interests affected by Merger (for periods prior to Merger) (1)	157,467	90,381	153,546
Non-cash deferred lease expense	4,235	4,500	4,598
Non-cash unit-based compensation expense	8,960	4,408	1,909
Equity plan modification expense	21,058	—	—
Asset impairment expense	—	59,724	—
Reorganization expense	—	32,057	—

Adjusted EBITDA	$382,640	$370,167	$313,575

(1)	Amounts represent portions of BGH’s noncontrolling interests related to Buckeye that were eliminated as a result of the Merger. Amounts are added back for the portion of 2010 prior to the Merger, and the 2009 and 2008 periods to provide consistency with the 2010 period.

	Year Ended December 31,
	2010	2009	2008
Capital additions, net: (1)
Pipelines & Terminals	$65,527	$56,924	$69,149
International Operations	—	—	—
Natural Gas Storage	8,328	23,033	47,257
Energy Services	2,961	6,236	4,185
Development & Logistics	883	1,116	(119)

Total capital additions, net	$77,699	$87,309	$120,472

Total Assets:
Pipelines & Terminals (2)	$2,328,702	$2,125,887	$2,103,856
International Operations	60,313	—	—
Natural Gas Storage	549,876	573,261	503,278
Energy Services	561,382	482,025	333,967
Development & Logistics	73,943	74,476	93,309
Consolidating level (3)	—	230,922	228,687

Total assets	$3,574,216	$3,486,571	$3,263,097

Goodwill:
Pipelines & Terminals (4)	$248,250	$248,250	$250,018
International Operations	—	—	—
Natural Gas Storage	169,560	169,560	169,560
Energy Services	1,132	1,132	1,132
Development & Logistics	13,182	13,182	13,182

Total goodwill	$432,124	$432,124	$433,892

(1)	Amounts exclude $0.4 million, ( $3.3) million and $2.0 million of non-cash changes in accruals for capital expenditures for the years ended December 31, 2010, 2009 and 2008, respectively (see Note 24).

(2)	All equity investments are included in the assets of the Pipelines & Terminals segment.

(3)	In connection with the Merger, consolidating level assets were allocated to our business segments.

(4)	Goodwill decreased by $1.8 million as of December 31, 2009 from December 31, 2008, due to the finalization of the purchase price allocation relating to the acquisition of a terminal in Albany, New York in 2008; this $1.8 million was allocated to property, plant and equipment.

Supplemental Cash Flow Information	12 Months Ended
Dec. 31, 2010
Supplemental Cash Flow Information [Abstract]
SUPPLEMENTAL CASH FLOW INFORMATION
24. SUPPLEMENTAL CASH FLOW INFORMATION
     Supplemental cash flows and non-cash transactions were as follows for the periods indicated (in thousands):

	Year Ended December 31,
	2010	2009	2008
Cash paid for interest (net of capitalized interest)	$83,852	$66,264	$63,647
Cash paid for income taxes	941	2,316	1,063
Capitalized interest	2,499	3,401	2,355

Non-cash changes in assets and liabilities:
Change in capital expenditures in accounts payable	$421	$(3,296)	$1,957
Environmental liability assumed in acquisition	100	1,480	5,644

Quarterly Financial Data (Unaudited)	12 Months Ended
Dec. 31, 2010
Quarterly Financial Data (Unaudited) [Abstract]
QUARTERLY FINANCIAL DATA (UNAUDITED)
25. QUARTERLY FINANCIAL DATA (UNAUDITED)
     Summarized quarterly financial data for the years ended December 31, 2010 and 2009 is set forth below (in thousands, except per LP Unit amounts). Quarterly results were influenced by seasonal and other factors inherent in our business.

	First	Second	Third	Fourth
	Quarter	Quarter	Quarter	Quarter	Total

2010
Revenue	$731,174	$667,276	$734,857	$1,017,961	$3,151,268
Operating income (1)	69,491	71,939	79,513	58,558	279,501
Net income (1)	50,642	53,438	60,962	35,966	201,008
Net income attributable to Buckeye Partners, L.P. (1)	11,270	11,507	11,941	8,362	43,080
Earnings per LP unit — basic (2)	$0.56	$0.58	$0.60	$0.19	$1.66
Earnings per LP unit — diluted (2)	$0.56	$0.58	$0.60	$0.19	$1.65

2009
Revenue	$416,840	$351,220	$423,444	$578,868	$1,770,372
Operating income (loss) (3)	68,865	(35,432)	74,889	95,478	203,800
Net income (loss) (3)	53,696	(48,384)	58,370	77,955	141,637
Net income attributable to Buckeye Partners, L.P. (3)	10,149	9,772	11,095	18,578	49,594
Earnings per LP unit — basic and diluted (2)	$0.51	$0.49	$0.56	$0.93	$2.49

(1)	The fourth quarter of 2010 includes $21.1 million of non-cash compensation expense related to the modification of an equity compensation plan (see Note 18).

(2)	Historical per unit amounts have been restated for the reverse unit split. Pursuant to the Merger, BGH’s unitholders received a total of approximately 20.0 million of Buckeye’s LP Units in the aggregate in exchange for all outstanding BGH common units and management units. As a result, the number of Buckeye’s LP Units outstanding increased from 51.6 million to 71.4 million. However, for historical reporting purposes, the impact of this change was accounted for as a reverse split of BGH’s units of 0.705 to 1.0, together with the addition of Buckeye’s existing LP Units. Therefore, since BGH was the surviving accounting entity, the weighted average number of LP Units outstanding used for basic and diluted earnings per LP Unit calculations are BGH’s historical weighted average common units outstanding adjusted for the reverse unit split and the addition of Buckeye’s existing LP Units. The sum of the per LP Unit amounts per quarter does not equal the amount presented for the year ended December 31, 2010 due to the effect of the Merger on the weighted average units outstanding calculation.

(3)	The second quarter of 2009 includes an impairment charge of $72.5 million related to assets held for sale and reorganization expenses of $28.1 million. The fourth quarter of 2009 includes a reversal of $12.8 million of the previously recognized impairment charge. See Notes 8 and 3, respectively.

Subsequent Events	12 Months Ended
Dec. 31, 2010
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
26. SUBSEQUENT EVENTS
BORCO Acquisition
     On December 18, 2010, we entered into a sale and purchase agreement with affiliates of First Reserve, pursuant to which we agreed to acquire First Reserve’s indirect 80% interest in FRBCH, the indirect owner of BORCO. On January 18, 2011, we completed the purchase of First Reserve’s 80% interest in FRBCH for approximately  $1.4 billion of cash and equity. On February 16, 2011, Vopak, which owned the remaining 20% interest in FRBCH, sold its interest to us at the same proportionate price and on the same terms and conditions as those in our agreement with First Reserve for approximately  $340.0 million of cash and equity. In aggregate, we paid approximately  $1.7 billion in a combination of cash and equity to acquire 100% of BORCO. BORCO is the fourth largest oil and petroleum products storage terminal in the world and the largest petroleum products facility in the Caribbean with current storage capacity of 21.6 million barrels.
     On January 13, 2011, we sold the 4.875% Notes in an underwritten public offering. The notes were issued at 99.62% of their principal amount. Total proceeds from this offering, after underwriters’ fees, expenses and debt issuance costs of  $4.5 million, were approximately  $643.0 million, and were used to fund a portion of the purchase price for our acquisition of BORCO.
     On January 18 and 19, 2011, we issued 5,794,725 LP Units and 1,314,870 Class B Units to institutional investors for aggregate consideration of approximately  $425.0 million to fund a portion of the BORCO acquisition. On January 18, 2011, we issued 2,483,444 LP Units and 4,382,889 Class B Units to First Reserve as  $400.0 million of consideration to fund a portion of the acquisition of an indirect interest in FRBCH. On February 16, 2011, we issued 620,861 LP Units and 1,095,722 Class B Units to Vopak as  $100.0 million of consideration to fund a portion of our acquisition of Vopak’s 20% interest in BORCO. The remaining purchase price was funded with cash on hand at closing and borrowings under our Credit Facility.
     The results of operations of the BORCO acquisition will be included in our consolidated financial statements at the date of acquisition and will be included in our International Operations segment. The acquisition cost will be allocated to assets acquired and liabilities assumed based on estimated preliminary fair values at the acquisition date, with amounts exceeding the fair value to be recorded as goodwill. We are in the process of preparing a fair value analysis of the assets acquired and liabilities assumed. We expect to finalize the purchase price allocation during 2011.